UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Brooklyn ImmunoTherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT
2021 Annual Meeting August 20, 2021 9 a.m., Eastern time Virtual-only meeting, with webcast access at virtualshareholdermeeting.com/BTX2021

Inside

CEO’s letter to stockholders

Information on three voting proposals:

Election of five directors

Ratification of charter amendment to increase authorized common stock

Approval of Restated 2020 Stock Incentive Plan

140 58th Street Building A Suite 2100 Brooklyn, New York 11220

July  , 2021

Dear Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Brooklyn ImmunoTherapeutics, Inc. to be held on August 20, 2021, at 9 a.m., Eastern time. This year’s Annual Meeting will be a “virtual meeting” conducted via live audio webcast, consistent with our prior practice and with prudent planning in light of the public health risks attributable to the COVID-19 (Coronavirus) pandemic. Each holder of common stock as of 5 p.m., Eastern time, on the record date of June 21, 2021, will be able to join the Annual Meeting by accessing a live webcast at virtualshareholdermeeting.com/BTX2021 and entering the control number included on the stockholder’s Notice of Internet Availability of Proxy Materials or proxy card. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.

During the Annual Meeting, stockholders will be asked to elect the entire board of directors, to ratify the filing and effectiveness of the certificate of amendment to our restated certificate of incorporation filed with the Delaware Secretary of State on March 25, 2021 with respect to the increase in the number of authorized shares of common stock from 15,000,000 to 100,000,000 shares, and to approve our Restated 2020 Stock Incentive Plan. These matters are important, and we urge you to vote in favor of the election of each of the director nominees, the ratification of the filing and effectiveness of the charter amendment to increase the number of authorized shares of common stock, and the approval of the Restated 2020 Stock Incentive Plan.

We are furnishing proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we are sending to each of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2020 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet.

It is important that you vote your shares of common stock virtually or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt attention.

Thank you for your support, and we look forward to joining you at the Annual Meeting.

Sincerely,

Howard J. Federoff

Chief Executive Officer and President

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of Brooklyn ImmunoTherapeutics, Inc.:

The board of directors is soliciting proxies for use at the Brooklyn ImmunoTherapeutics, Inc. 2021 Annual Meeting of Stockholders. You are receiving the enclosed proxy statement because you were a holder of common stock as of 5 p.m., Eastern time, either on the record date of June 21, 2021 or on March 25, 2021 and therefore are entitled to notice of the Annual Meeting.

You may participate in the Annual Meeting, including casting votes and submitting questions, by accessing a live webcast at virtualshareholdermeeting.com/BTX2021 and then using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or proxy card being delivered to you. Online check-in to the Annual Meeting will begin at 8:45 a.m., Eastern time, and stockholders are encouraged to allow time to log into the meeting webcast and test their computer audio system. There will be no physical location for the Annual Meeting.

The Annual Meeting will be held to consider and vote upon:

Proposal 1.	Election of five directors
Proposal 2.	Ratification of charter amendment to increase authorized common stock

Proposal 3.	Approval of Restated 2020 Stock Incentive Plan

Any other business properly presented may be acted upon at the Annual Meeting. Each share of common stock is entitled to one vote for each director position and each other proposal.

As described in the accompanying proxy statement, there may be uncertainty regarding the validity or effectiveness of the certificate of amendment to our restated certificate of incorporation filed with the Delaware Secretary of State on March 25, 2021, which purported to increase the number of shares of authorized common stock. The board is submitting Proposal 2, which we refer to in this notice as the Share Increase Ratification, pursuant to Section 204 of the Delaware General Corporation Law, or the DGCL, to obtain stockholder ratification to eliminate any such uncertainty.
This notice and the accompanying proxy statement (including the resolutions adopted by the board attached to the accompanying proxy statement as Appendix A and the text of Sections 204 and 205 of the DGCL attached to the accompanying proxy statement as Appendix B) constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Share Increase Ratification and are being delivered to stockholders of record (both voting and non-voting) as of the record date and to stockholders of record as of March 25, 2021, the date the certificate of amendment to our restated certificate of incorporation was filed and became effective with the Delaware Secretary of State, other than those whose identities or addresses cannot be determined from our records. However, such stockholders as of March 25, 2021 are not entitled to vote on any matter presented at the Annual Meeting unless they were also holders of such stock as of the record date of June 21, 2021. Only stockholders of record on the record date are entitled to vote at the Annual Meeting or at any adjournment thereof.

Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholders meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization or that the Delaware Court of Chancery should determine, in its discretion, that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must, in either case, be brought within 120 days from the time a certificate of validation is filed with the secretary of state of the State of Delaware and becomes effective in accordance with the DGCL. We expect to file a certificate of validation for the Share Increase Ratification, if approved by our stockholders, promptly after the adjournment of the Annual Meeting.

Accordingly, if the Share Increase Ratification is approved at the Annual Meeting, any claim that the effectiveness of the increase in the number of authorized shares of common stock as described in the accompanying proxy statement is void or voidable due to a failure of authorization with respect to such increase or that the Delaware Court of Chancery should declare, in its discretion, that such Share Increase Ratification not be effective or be effective only on certain conditions, must, in either case, be brought within 120 days from the time at which the certificate of validation filed with respect to such Share Increase Ratification becomes effective under the DGCL.

In accordance with Securities and Exchange Commission rules, we are providing stockholders with access to proxy materials on the Internet, instead of mailing printed copies. We are mailing to stockholders, commencing on or about July    , 2021, a Notice of Internet Availability of Proxy Materials to provide:

•	directions for accessing and reviewing the proxy materials on the Internet and submitting a proxy over the Internet or by telephone;

•	instructions for requesting copies of proxy materials in printed form or by email at no charge; and

•	a control number for use in submitting proxies and accessing the Annual Meeting webcast.

By Order of the Board,

Secretary

July  , 2021

When 9 a.m., Eastern time, on on August 20, 2021 Where Webcast only, access at: virtualshareholdermeeting.com/BTX2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON August 20, 2021:

The Notice of 2021 Annual Meeting of Stockholders, the Proxy Statement, the 2020 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at proxyvote.com.

How to Vote in Advance

Your vote is important. Please vote as soon as possible by one of the methods shown below. Your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form should be readily available.

Via Internet (Any Web-Enabled Device)

By Telephone (U.S. or Canada only)

By Mail (Pursuant to Printed Materials)

We will maintain a list of stockholders of record as of the record date at our corporate headquarters, 140 58th Street, Building A, Suite 2100, Brooklyn, New York 11220, for a period of ten days prior, and ending at the close of, the Annual Meeting. In order for us to make the list available to you quickly and safety, we recommend that you notify us by emailing [EMAIL] one business day in advance of the day on which you intend to review the list. Beginning 15 minutes prior to, and during, the Annual Meeting, the list of our stockholders of record will be available for viewing by stockholders for any purpose germane to the meeting at virtualshareholdermeeting.com/BTX2021.

140 58th Street Building A Suite 2100 Brooklyn, New York 11220

Proxy Statement dated July  , 2021

2021 Annual Meeting of Stockholders

Brooklyn ImmunoTherapeutics, Inc., a Delaware corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2021 Annual Meeting of Stockholders and any adjournments thereof. Brooklyn ImmunoTherapeutics, Inc. is providing these materials to holders of record of its common stock, $0.005 par value per share, as of 5 p.m., Eastern time, either on the record date of June 21, 2021 or on March 25, 2021 and is first mailing the materials on or about July    , 2021.

The Annual Meeting is scheduled to be held exclusively by webcast as follows:

Date	Friday, August 20, 2021

Time	9 a.m., Eastern time

Meeting Webcast Address	virtualshareholdermeeting.com/BTX2021

Your vote is important.

Please see the detailed information that follows in the Proxy Statement.

2021 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “Brooklyn ImmunoTherapeutics” and to “we,” “us,” “our” and similar terms refer to Brooklyn ImmunoTherapeutics, Inc.

Unless the context otherwise requires, all share information in this Proxy Statement including the number of shares outstanding on the record date, reflects a one-for-two reverse split of common stock effective as of March 25, 2021.

Annual Meeting of Stockholders

Time and Date	9 a.m., Eastern time, on August 20, 2021
Meeting Webcast Address	virtualshareholdermeeting.com/BTX2021
Record Date	5 p.m., Eastern time, on June 21, 2021
Voting	Stockholders will be entitled to one vote for each outstanding share of common stock that they hold of record as of the record date, subject to the limitations described under “—Explanation of Voting” below.
Total Votes Per Proposal	15,000,000 votes, based on the total number of shares of common stock authorized without giving effect to the certificate of amendment to our restated certificate of incorporation filed with the Delaware Secretary of State on March 25, 2021, or the Share Increase Amendment, which purported to increase the number of shares of authorized common stock and which is the subject of the vote described under “Proposal 2 — Ratification of Charter Amendment to Increase Authorized Common Stock.

Annual Meeting Agenda

Proposal	Board Recommendation
Election of directors	FOR each nominee
Ratification of filing and effectiveness of charter amendment to increase number of authorized shares of common stock	FOR
Approval of Restated 2020 Stock Incentive Plan	FOR

Explanation of Voting

As described under “Proposal 2 — Ratification of Charter Amendment to Increase Authorized Common Stock,” there may be uncertainty regarding the validity or effectiveness of the Share Increase Amendment, which was intended to increase the number of shares of authorized common stock from 15,000,000 to 100,000,000. To eliminate that uncertainty, and to determine whether each proposal has been adopted at the Annual Meeting, we will instruct the inspector of elections to provide a report that subtracts from the votes cast in favor of each proposal, and that treats as not having been outstanding and entitled to vote for purposes of each proposal, the number of shares of common stock cast in excess of 15,000,000. The number of shares subtracted from the votes cast is equal to the number of shares that are listed on our corporate records as outstanding, but which may not be valid because of the irregularities described in Proposal 2. We refer to such shares of common stock so subtracted as putative stock because the board of directors cannot determine with certainty that such shares are valid. Only stockholders of record on the record date are entitled to vote at the Annual Meeting or at any adjournment of the Annual Meeting.

How to Cast Your Vote

You can vote by any of the following methods:

Until 11:59 p.m., Eastern time, on August 19, 2021	At the Annual Meeting on August 20, 2021
• Internet: From any web-enabled device at proxyvote.com • Telephone: +1.800.690-6903 • Completed, signed and returned proxy card	• Internet: Joining the Annual Meeting at virtualshareholdermeeting.com/BTX2021

1

Election of Directors

We are asking stockholders to elect the following five director nominees, each of whom currently serves as a member of the board of directors. The following presents information as of June 21, 2021 with respect to each director nominee:

		Director		Experience/	Independent		Committee
Name	Age	Since	Recent Occupations	Qualifications	Yes	No	Memberships
Charles Cherington	57	March 2021	Ara Partners: Co-founder and managing partner since 2017 Intervale Capital: Co-founder and managing partner, 2006 to 2017	• Finance • Leadership • Industry	✓		• Audit • Compensation • Nominating and Corporate Governance
Howard J. Federoff	68	April 2021

Brooklyn ImmunoTherapeutics, Inc.: Chief Executive Officer and President since April 2021

Aspen Neuroscience, Inc.: Senior Adviser, January to April 2021, and Chief Executive Officer, August 2019 to December 2020

University of California, Irvine, School of Medicine: Professor of Neurology, 2015 to April 2021

University of California, Irvine Health System: Vice Chancellor for Health Affairs and Chief Executive Officer, 2015 to February 2018

				• Industry • Education • Innovation		✓
Luba Greenwood	42	March 2021

Binney Street Capital, LLC (venture capital fund formed by Dana-Farber Cancer Institute): Managing partner since December 2020

Dana-Farber Cancer Institute: Senior advisor to chief executive officer, April 2019 to December 2020

Brooklyn ImmunoTherapeutics LLC: Consultant, October 2018 to February 2021

Verily Life Sciences LLC (research subsidiary of Alphabet Inc.): Head of strategic business development and corporate ventures, February 2018 to July 2019

F. Hoffmann-La Roche Ltd.: Vice president of global business development and mergers & acquisitions and head of Roche Diagnostics Innovation Center, East Coast, 2015 to February 2018

				• Industry • Leadership • Innovation		✓
Dennis H. Langer	69	May 2021	Director of several public and private pharmaceutical, biotechnology and diagnostic companies	• Industry • Governance • Education	✓		• Audit (Chair) • Compensation (Chair)
Erich Mohr	66	May 2021	MedGenesis Therapeutix Inc.: Chair and chief executive officer since 2006 Oak Bay Biosciences Inc.: Chair since November 2020	• Industry • Leadership • Innovation	✓		• Audit • Nominating and Corporate Governance (Chair)

2

Board Representation

DIVERSITY One of our five director nominees voluntarily self-identifies as having a diverse identity (gender or race).	INDEPENDENCE Four of our five director nominees qualify as independent under regulations of the Securities and Exchange Commission and the NYSE American LLC Company Guide.

TENURE

The tenure of our director nominees emphasizes a fresh perspective as a result of the fundamental change in our business that resulted from our acquisition of Brooklyn Immuno-Therapeutics LLC in March 2021.

Board Governance Practices

Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	Voting Standard	Plurality
	Resignation Policy	No
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	Yes
	Robust Responsibilities and Duties Assigned to Independent Chair	Yes
Meetings:	Independent Directors Meet Without Management Present	Yes
Director Status:	Directors Overboarded per ISS or Glass Lewis Voting Guidelines	None
	Standing Board Committee Membership Independence	100%
	Board Oversight of Company Strategy and Risk	Yes
	Shares Pledged by Directors	None
Shareholder Rights:	Cumulative Voting	No
	Proxy Access Bylaw	Yes

3

Ratification of Charter Amendment to Increase Authorized Common Stock

As the second proposal, we are asking stockholders to ratify an earlier amendment to our restated certificate of incorporation to increase the number of shares of authorized common stock from 15,000,000 shares to 100,000,000 shares, which we refer to as the Share Increase Amendment. The Share Increase Amendment was submitted for stockholder approval at a special meeting of stockholders held on March 15, 2021, or the Special Meeting, and was intended to be effected by the filing of the Share Increase Amendment with the Delaware Secretary of State on March 25, 2021.

In connection with the approval of the Share Increase Amendment at the Special Meeting, some shares of common stock held through a broker or nominee with respect to which the beneficial owner had not provided the broker or nominee with voting instructions may have been, in accordance with the rules of the NYSE American, voted by the broker or nominee, in its discretion, in favor of the approval of the Share Increase Amendment. Certain statements made in the proxy statement, prospectus and consent solicitation statement for the Special Meeting, however, stated that brokers and nominees would not have discretionary voting authority on the approval of the Share Increase Amendment. As a result of this inconsistency, the filing of the Share Increase Amendment and the resulting increase in the number of authorized shares of common stock may be void or voidable under the Delaware General Corporation Law, or the DGCL, due to a failure of proper authorization.

In order to eliminate any uncertainty regarding the validity or effectiveness of the Share Increase Amendment, the board of directors, pursuant to Section 204 of the DGCL and the common law, has approved the ratification of the Share Increase Amendment and is submitting Proposal 2 for stockholder approval of that ratification. This proxy statement and the attached notice (including the resolutions adopted by the board attached as Appendix A hereto and the text of Sections 204 and 205 of the DGCL attached as Appendix B) constitute the notice required to be given to stockholders under Section 204 of the DGCL in connection with the ratification of the Share Increase Amendment.

4

Approval of Restated 2020 Stock Incentive Plan

The board directors has approved the amendment, subject to stockholder approval, of the restatement of our 2020 Stock Incentive Plan to, among other things, (a) increase the number of shares of common stock reserved for grant by 5,116,132 from 3,368,804 to 8,484,936 and that would continue to allow up to all of the shares reserved under the plan to be granted as incentive stock options and (b) implement an annual increase in the number of shares reserved for grant on January 1 of each year from 2022 through 2031 equal to the lesser of (i) 5% of the number of shares of common stock outstanding on the immediately preceding December 31 and (ii) such smaller number of shares of common stock as may be determined by the board. Please see the complete Restated 2020 Stock Incentive Plan attached hereto as Appendix C. No other provisions of the plan are proposed to be amended. The following table recaps key provisions of the plan, after giving effect to the proposed amendment.

Key Amended Plan Provision	Summary Description
Shares reserved
The sum of (a) 8,484,936 shares and (b) an annual increase on January 1 of each year beginning in 2022 and ending in (and including) 2031 equal to the lesser of (i) 5% of the shares of Common Stock outstanding (on an as‑converted basis) on December 31 of the immediately preceding year and (ii) such smaller number of shares of Common Stock as may be determined by the board.

Multiple award types
Various types of awards may be granted as compensation tools to motivate our workforce, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock awards, and other types of share and cash-based awards.

Maximum award terms	Awards may have terms of up to 10 years.
No repricing	Awards may not be repriced without stockholder approval.
No transferability	Awards generally may not be transferred, except by will or laws of descent and distribution.

As of June 18, 2021, a total of 3,368,804 shares of common stock remained available for grant under the 2020 Stock Incentive Plan. On May 20, 2021, the board also approved the Company’s 2021 Inducement Stock Incentive Plan pursuant to which we may grant nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards (but not including incentive stock options) as inducement awards in accordance with the employment inducement grant rules set forth in Section 711(a) of the NYSE American LLC Company Guide for an aggregate of 1,500,000 shares of common stock, all of which remain available for grant.

5

Participation in the Virtual Annual Meeting

The board of directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet connected devices, including smart phones and tablets, laptop or desktop computers. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual meeting format also will allow stockholders to maintain their own personal safety in light of the ongoing public health risks attributable to the COVID-19 (Coronavirus) pandemic. The virtual format allows stockholders to submit questions and comments during the meeting.

The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/BTX2021 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or other organization that holds your shares, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at, the Annual Meeting.

Stockholders can vote their shares and submit questions via the Internet during the Annual Meeting by accessing the Annual Meeting website at virtualshareholdermeeting.com/BTX2021. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to stockholder proposals or our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2021 Rules of Conduct and Procedure, a copy of which is attached hereto as Appendix D. Any material changes or updates to the 2021 Rules of Conduct and Procedure will be posted on our website and disclosed in a periodic report to the Securities and Exchange Commission, or the SEC, on a Current Report on Form 8-K.

Online check-in to the Annual Meeting webcast will begin at 8:45 a.m., Eastern time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call the technical support number available at virtualshareholdermeeting.com/BTX2021.

We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at https://investor.brooklynitx.com/overview/default.aspx until our 2022 annual meeting of stockholders.

This audio replay will include each stockholder question addressed during the Annual Meeting. We are utilizing technology from Broadridge Financial Solutions, Inc., or Broadridge. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.

6

Questions and Answers About the Annual Meeting

Q:	When and where will the Annual Meeting be held?

A:	This year the Annual Meeting of Stockholders of Brooklyn ImmunoTherapeutics, Inc., which we refer to as the Annual Meeting, will again be held exclusively by webcast at virtualshareholdermeeting.com/BTX2021, beginning at 9 a.m., Eastern time, on August 20, 2021.

Q:	Who may join the Annual Meeting?

A:	The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders of record as of the record date of June 21, 2021 and holders of valid proxies from such record holders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/BTX2021 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Online check-in to the Annual Meeting webcast will begin at 8:45 a.m., Eastern time, on August 20, 2021. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.

Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?

A:	We are furnishing you and other stockholders of record with the following proxy materials:

•	our 2020 Annual Report to Stockholders, which we refer to as the 2020 Annual Report and which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2020;

•	this Proxy Statement for the 2021 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer and President to stockholders, and a Notice of 2021 Annual Meeting of Stockholders; and

•	a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability and which includes a control number for use in submitting proxies and accessing the Annual Meeting webcast.

These materials were first mailed or made available to stockholders on or about July  , 2021.

If you request, in accordance with the instructions provided in the Notice of Internet Availability, a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2020 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a postage-paid, pre-addressed envelope to be used to return the completed proxy card. Your proxy card will include a control number for use in accessing the Annual Meeting webcast. If, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2020 Annual Report and this Proxy Statement.

Q:	Why was I mailed a Notice of Internet Availability, rather than a printed set of proxy materials?

A:	In accordance with rules adopted by the SEC, we are furnishing the proxy materials to stockholders by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.

7

Q:	Are the proxy materials available via the Internet?

A:	You can access and review the proxy materials for the Annual Meeting at https://investor.brooklynitx.com/overview/default.aspx or proxyvote.com. In order to submit your proxies or access the Annual Meeting webcast, however, you will need to refer to the Notice of Internet Availability or proxy card to obtain your 16-digit control number and other personal information needed to vote by proxy or virtually.

Q:	What is a proxy?

A:	The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.

Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the proxy holders, which means you will authorize the proxy holders to vote your shares at the Annual Meeting in the way you instruct. The proxy holders consist of Howard Federoff and Charles Cherington. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Q:	What matters will the stockholders vote on at the Annual Meeting?

A:	Proposal	Election of the following five director nominees:

		•	Charles Cherington	•	Howard J. Federoff	•	Luba Greenwood

		•	Dennis H. Langer	•	Erich Mohr

	Proposal	Ratification of a charter amendment to increase the number of authorized common stock.

	Proposal	Approval of Restated 2020 Stock Incentive Plan.

Q:	Who can vote at the Annual Meeting?

A:
As of 5 p.m., Eastern time, on June 21, 2021, the record date, there were outstanding a total of       shares, each of which will be entitled to one vote on each proposal. However, to eliminate uncertainty regarding the validity or effectiveness of the certificate of amendment to our restated certificate of incorporation filed with the Delaware Secretary of State on March 25, 2021, which was intended to increase the number of shares of authorized common stock from 15,000,000 to 100,000,000, and to determine whether each proposal has been adopted at the Annual Meeting, we will instruct the inspector of elections to provide a report that subtracts from the votes cast in favor of each proposal, and that treats as not having been outstanding and entitled to vote for purposes of each proposal, the number of shares cast in excess of 15,000,000. We refer to such shares of common stock as putative stock because the board of directors cannot determine with certainty that such shares are valid. For more information, please see “Proposal 2-Ratification of Charter Amendment to Increase Authorized Common Stock.”

Holders of record of shares of common stock as of March 25, 2021 are entitled to receive notice of the Annual Meeting, but are not entitled to vote those shares on any proposal considered at the Annual Meeting unless they were also holders of the shares as of the record date of June 21, 2021.

Q:	What is a stockholder of record?

A:	A stockholder of record is a stockholder whose ownership of the common stock is reflected directly on the books and records of our transfer agent, American Stock Transfer & Trust Company.

Q:	What does it mean for a broker or other nominee to hold shares in “street name”?

A:	If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the NYSE American LLC Company Guide, depend upon whether the proposal is considered a “routine” or a non-routine matter.

•	The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the charter amendment to increase the number of shares of authorized common stock (Proposal 2).

•	The organization generally may not vote on non-routine matters, which, for purposes of the Annual Meeting, consist of Proposals 1 and 3. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

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For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that represent shares entitled to vote on any matter at the meeting.

Q:	How do I vote my shares if I do not attend the Annual Meeting?

A:	If you are a stockholder of record, you may submit your voting instructions prior to the Annual Meeting as follows:

•	Via the Internet:	You may submit a proxy via the Internet by going to proxyvote.com, in accordance with the voting instructions on the Notice of Internet Availability or proxy card. You may submit a proxy by Internet 24 hours a day until 11:59 p.m., Eastern time, on August 19, 2021. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone:	You may submit a proxy by calling +1.800.690.6903 and following the instructions provided on the telephone line. You may submit a proxy by telephone 24 hours a day until 11:59 p.m., Eastern time, on August 19, 2021. Easy-to-follow voice prompts will allow you to submit your voting instructions and confirm that your instructions have been recorded properly.

•	By Mail:	If you obtain a proxy card by mail, you may submit your voting instructions by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.

If you hold shares in street name, you may have your shares voted by following the voting instructions provided by your bank, broker or other nominee. In general, you may submit a proxy prior to the Annual Meeting as follows:

•	Via the Internet:	You may submit a proxy via the Internet by going to proxyvote.com, in accordance with the voting instructions on the Notice of Internet Availability or proxy card. You may submit a proxy by Internet 24 hours a day until 11:59 p.m., Eastern time, on August 19, 2021. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone:	You may submit a proxy by calling +1.800.690.6903 and following the instructions provided on the telephone line. You may submit a proxy by telephone 24 hours a day until 11:59 p.m., Eastern time, on August 19, 2021. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly.

For your information, submitting your voting instructions via the Internet is the least expensive to Brooklyn ImmunoTherapeutics, followed by submitting a proxy by telephone, with mailing a proxy being the most expensive.

Q:	Can I vote at the Annual Meeting?

A:
If you are a stockholder of record as of the record date of June 21, 2021, you may vote virtually at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

Q:	Can I ask questions at the Annual Meeting?

A:	You may submit questions via the Internet during the Annual Meeting by participating in the webcast at virtualshareholdermeeting.com/BTX2021. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2021 Rules of Conduct and Procedure, a copy of which is attached as Appendix D to this Proxy Statement.

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Q:	Why is the Annual Meeting being conducted as a virtual meeting?

A:	The board considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers. The virtual meeting format also will allow stockholders to maintain their own personal safety in light of the ongoing public health risks attributable to the COVID-19 (Coronavirus) pandemic.

We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual format allows stockholders to submit questions and comments during the meeting. We are utilizing technology from Broadridge, a leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.

Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?

A:	An audio replay of the Annual Meeting will be posted and publicly available at https://investor.brooklynitx.com/overview/default.aspx following the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2022. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

Q:	May I change my vote or revoke my proxy?

A:	If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:

•	submitting a proxy via the Internet or telephone at a later time;

•	submitting a completed and signed proxy card with a later date; or

•	voting via the Internet at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the board on the proposal presented in this Proxy Statement and as the proxy holders may determine in their discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the charter amendment to increase the number of shares of authorized common stock (Proposal 2). If the organization does not receive instructions from you on how to vote your shares on Proposals 1 or 3, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”

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Q:	What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?

A:	Online check-in to the Annual Meeting webcast will begin at 8:45 a.m., Eastern time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call the technical support number available at virtualshareholdermeeting.com/BTX2021.

Q:	What if other matters are presented at the Annual Meeting?

A:	If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We are not currently aware of any other matters to be presented for consideration at the Annual Meeting.

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Vote Required for Election or Approval

Introduction

Our only voting securities are outstanding shares of common stock. As of the record date, which is 5 p.m., Eastern time, on June 21, 2021, there were outstanding              shares of common stock, each of which will be entitled to one vote on each proposal, resulting in a total of          votes capable of being cast on each proposal.

As described under “Proposal 2 - Ratification of Charter Amendment to Increase Authorized Common Stock,” there may be uncertainty regarding the validity or effectiveness of the certificate of amendment to our restated certificate of incorporation filed with the Delaware Secretary of State on March 25, 2021, or the Share Increase Amendment, which was intended to increase the number of shares of authorized common stock from 15,000,000 to 100,000,000. To eliminate that uncertainty, and to determine whether each proposal has been adopted at the Annual Meeting, we will instruct the inspector of elections to provide a report that subtracts from the votes cast in favor of each proposal, and that treats as not having been outstanding and entitled to vote for purposes of each proposal, shares cast in excess of 15,000,000. We refer to such shares of common stock as putative stock because the board of directors cannot determine with certainty that such shares are valid. Only stockholders of record on the record date are entitled to vote at the Annual Meeting or at any adjournment of the Annual Meeting.

Only stockholders of record as of the record date will be entitled to vote at the Annual Meeting. A quorum for the transaction of business at the Annual Meeting will be met if at least 7,500,001 shares of common stock are present virtually or represented by proxy, which number represents a majority of the total number of shares of common stock issued and outstanding other than shares of putative stock.

Election of Directors

Each director will be elected by a plurality of the votes cast on the matter. Broker non-votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.” Similarly, votes to “withhold” will have no effect on the outcome of the proposal.

Under our certificate of incorporation, our bylaws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. Each of the nominees currently serves as one of our directors.

Ratification of Charter Amendment to Increase Authorized Common Stock

The ratification of the amendment to our certificate of incorporation to effect an increase in the authorized number of shares of common stock must be approved by the affirmative vote of the stockholders representing a majority of the outstanding voting power on the matter. Abstentions will count as votes against this proposal. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Approval of Restated 2020 Stock Incentive Plan

Approval of the Restated 2020 Stock Incentive Plan must be approved by the affirmative vote of the stockholders representing a majority of the votes cast on the matter. Abstentions and broker non-votes will not have any effect on the outcome of this proposal.
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Corporate Governance

Recent Change in Control

On March 25, 2021, our wholly owned subsidiary BIT Merger Sub, Inc. merged with and into Brooklyn ImmunoTherapeutics LLC, or Brooklyn LLC, with Brooklyn LLC surviving as our wholly owned subsidiary. This transaction, which we refer to as the Merger, was completed in accordance with the terms of an agreement and plan of merger and reorganization dated August 12, 2020, or the Merger Agreement, among our company, BIT Merger Sub, Inc. and Brooklyn LLC.

In accordance with the Merger Agreement, on March 25, 2021 we filed amendments to our restated certificate of incorporation in order to effect:

•	prior to the Merger, (a) a reverse stock split of common stock at a ratio of one-for-two, which we refer to as the Reverse Split, and (b) an increase in the number of authorized shares of common stock from 15,000,000 to 100,000,000; and

•	following the Merger, a change in our corporate name from “NTN Buzztime, Inc.” to “Brooklyn ImmunoTherapeutics, Inc.”

Under the terms of the Merger Agreement, at the effective time of the Merger the members of Brooklyn LLC exchanged all of their equity interests in Brooklyn LLC for an aggregate of 39,999,760 shares of common stock, of which 1,067,879 shares were issued as compensation to Maxim Group LLC for its services as financial adviser to Brooklyn LLC in connection with the Merger. The terms of the exchange of Brooklyn LLC equity interests for common stock were determined through our arm’s-length negotiations with Brooklyn LLC in connection with the negotiation of the Merger Agreement.

Immediately after the Merger, there were outstanding:

•	41,506,031 shares of common stock, of which 96.37% were held by the former members of Brooklyn LLC and Maxim Group LLC, which received shares as compensation for serving as Brooklyn LLC’s financial advisor in connection with the Merger, and 3.63% were held by holders of common stock as of immediately prior to the Merger;

•	156,112 shares of our Series A 10% convertible preferred stock, which were convertible into approximately 42,027 shares of common stock and which continued to be owned by their holders as of immediately before the Merger; and

•	stock options to purchase an aggregate of 13,020 shares of common stock.

The offering and sale of the shares of common stock to the former members of Brooklyn LLC were registered with the SEC on a Registration Statement on Form S-4 (Reg. No. 333-249249), as amended.

Pursuant to the terms of the Merger Agreement:

•	the size of the board of directors, was increased from four to five directors;

•	on March 25, 2021, the board appointed as directors, effective as of immediately after the Merger, the following designees of Brooklyn LLC: Charles Cherington, George P. Denny III, Luba Greenwood, Yiannis Monovoukas and Nicholas J. Singer; and

•	each of Michael Gottlieb, Susan Miller, Richard Simtob and Allen Wolff, who constituted all of our directors prior to the Merger, resigned from the board effective as of immediately prior to the Merger on March 25, 2021.

Messrs. Singer, Denny and Monovoukas resigned from the board effective as of April 16, 2021, May 1, 2021 and May 7, 2021, respectively.

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Board of Directors Overview

Under our bylaws and the Delaware General Corporation Law, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.

The board has adopted and operates under Corporate Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and the NYSE American LLC Company Guide. The Corporate Governance Guidelines are available on our website at https://investor.brooklynitx.com/overview/default.aspx. Under the Corporate Governance Guidelines, we expect directors to regularly attend meetings of the board and of all committees on which they serve and to review the materials sent to them in advance of those meetings. While we do not maintain a formal policy requiring annual meeting attendance, we expect nominees for election at each annual meeting of stockholders to participate in the Annual Meeting. None of our current directors served on the board in 2020, during which we did not hold an annual meeting of stockholders.

The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we may call upon directors for advice between meetings. We encourage our directors to attend director education programs. The board held 75 meetings in 2020. Each of the then-serving directors attended at least 75% of the board meetings in 2020, except that Michael Gottlieb attended 69% of the board meetings in 2020.

The Corporate Governance Guidelines provide that the board will meet in executive session at least annually without management in attendance.

Prior to the Merger, the board maintained an audit committee and a nominating and corporate governance/compensation committee. Following the Merger, the board approved the establishment of a separate compensation committee and nominating and corporate governance committee. The board has adopted a charter for the audit committee, a copy of which is available on our website at https://investor.brooklynitx.com/overview/default.aspx. The board expects to adopt charters for the compensation committee and the nominating and corporate governance committee prior to the Annual Meeting. Immediately following board approval of such charters, we expect to make copies of such charters available on our website at https://investor.brooklynitx.com/overview/default.aspx and to file with the SEC a Current Report on Form 8-K as to such posting of those charters. The audit committee charter is and the compensation committee and the nominative and governance committee charters will be reviewed by the board and the applicable committee on an annual basis.

Independence of Directors

The board of directors must consist of a majority of independent directors not only under the requirements of the NYSE American LLC Company Guide but also under the Corporate Governance Guidelines.

Pursuant to the NYSE American LLC Company Guide, a listed company that satisfied the definition of “smaller reporting company” in Rule 12b-2 under the Securities Exchange Act of 1934, or the Exchange Act, must maintain a board that is comprised of at least 50% independent directors, and an audit committee of at least two independent members. In addition, the NYSE American LLC Company Guide requires that, subject to specified exceptions, each member of a listed company’s compensation, and nominating and corporate governance committees be independent. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under

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the Exchange Act, and compensation committee members must also satisfy additional independence criteria, including those set forth in Section 805 of the NYSE American LLC Company Guide, subject to certain exceptions.

Under the NYSE American LLC Company Guide, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee: (a) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (b) be an affiliated person of the listed company or any of its subsidiaries.

In order to be considered independent for purposes of Section 805 of the NYSE American LLC Company Guide, each member of the compensation committee must be a member of the board of the listed company and must otherwise be independent. In determining independence requirements for members of compensation committees, the board must consider all relevant factors specific to determining whether a director has a relationship to the listed company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: (a) the source of compensation of a member of the board of a listed company, including any consulting, advisory or other compensatory fee paid by the listed company to such member; and (b) whether a member of the board of a listed company is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.

Based upon information requested from and provided by each director nominee concerning the director nominee’s background, employment and affiliations, including family relationships, the board has determined that each of Charles Cherington, Dennis Langer and Erich Mohr qualifies as an independent director in accordance with the NYSE American LLC Company Guide and Rule 10A-3 under the Exchange Act. The independent members of the board hold separate regularly scheduled executive session meetings at which only independent directors are present. Mr. Cherington, as Chair of the Board, will preside over each executive session.

Code of Business Conduct

The board of directors has adopted a Code of Conduct and Ethics that applies to all our employees, officers and directors. A copy of our Code of Conduct and Ethics is available on our website at https://investor.brooklynitx.com/overview/default.aspx. We intend to disclose any amendment to, or a waiver from, a provision of our Code of Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 406 of Regulation S-K by posting such information on our website.

Employee, Officer and Director Hedging

It is our policy that all employees, officers and directors, as well as their family members, are prohibited from participating in hedging or monetization transactions that can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Employees, officers and directors, as well as their family members, are also prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan. These prohibitions on hedging and pledging are included in our Insider Trading and Disclosure Policy, a copy of which is available on our website at https://investor.brooklynitx.com/overview/default.aspx.

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Board Oversight of Risk

The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations or strategic decisions, management and succession planning, financial policies, and material business and financial decisions.

The compensation committee is responsible for assessing the relationship between our compensation policies and practices applicable to our executive officers and corporate risk management to confirm that those policies and practices do not encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks , the entire board is regularly informed through committee reports about such risks, as well as through reports directly from officers responsible for oversight of particular risks.

Board Leadership Structure

The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We do not maintain a policy on whether the offices of Chair of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chair of the Board should be selected from among the independent directors or should be an employee. The board has determined that it is in our best interests at this time to have a separate Chief Executive Officer and Chair of the Board. The board has appointed Charles Cherington, to serve as Chair of the Board and Howard Federoff to serve as Chief Executive Officer. This structure allows the Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Chair of the Board to focus on leading the board in its fundamental role of providing advice to, and independently overseeing, management. The board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to the position in the current business environment, as well as the commitment required to serve as the Chair of the Board, particularly as the board’s oversight responsibilities continue to grow.

The board has concluded that our current leadership structure is appropriate at this time to fit our current needs. The board will continue to periodically review our leadership structure, however, and may make such changes in the future as it deems appropriate.

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Audit Committee

The principal responsibilities of the audit committee include:

•	selecting, retaining, compensating, overseeing and terminating, if necessary, an independent registered public accounting firm to serve as our independent auditor;

•	selecting, retaining, compensating, overseeing and terminating, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

•	ensuring the receipt from the independent auditors of and evaluating the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, regarding the independent auditor’s communications with the Committee concerning independence;

•	discussing with the independent auditor other matters required to be discussed under the standards of the PCAOB;

•	instructing management, the independent auditor and the internal auditor (if any) that the audit committee expects to be informed if there are any subjects that require special attention or if any significant deficiencies or material weaknesses to the system of internal control over financial reporting are identified;

•	reviewing with management and the independent auditor any material changes to the system of internal control over financial reporting;

•	instructing the independent auditor to report to the audit committee as to (a) all critical accounting policies, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments (and the related disclosure) and the treatment preferred by the independent auditor, and (c) other material written communication between the independent auditor and management, and discussing these matters with the independent auditor and management;

•	meeting with management and the independent auditor, together and separately, to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work;

•	reviewing and discussing with management and the independent auditor management’s report on internal control over financial reporting, and, if applicable, the independent auditor’s audit of the effectiveness of internal control over financial reporting and its attestation report, if required, and recommending to the board of directors that the annual financial statements be included in the Form 10-K.

•	meeting quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q;

•	reviewing and discussing with management the philosophy around providing financial guidance to shareholders, financial analysts, rating agencies and/or other third parties;

•	reviewing the management letter delivered by the independent auditor in connection with the audit;

•	meeting at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the audit committee believes could significantly affect the financial statements and should be discussed privately;

•	reviewing significant changes in accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management;

•	reviewing the scope and results of internal audits, if any;

•	evaluating the performance of the internal auditor, if any, and, if so determined by the audit committee, recommend replacement of the internal auditor;

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•	if there is an internal auditor, obtaining and reviewing periodic reports on the internal auditor’s significant recommendations to management and management’s responses;

•	conducting or authorizing such inquiries into matters within the audit committee’s scope of responsibility as the audit committee deems appropriate;

•	reporting to the board on any significant matters regarding its actions and making recommendations to the board as appropriate;

•	at least annually, reviewing and reassess the audit committee charter;

•	preparing the audit committee report required by to be included in the annual proxy statement;

•	establishing a procedure for receipt, retention and treatment of any complaints received by about our accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters and investigating any matter brought to its attention related to financial, accounting and audit matters and, to the extent it deems necessary or advisable in connection therewith, reviewing any books and records and interview any personnel;

•	approving, in advance of their performance, all audit and permitted non-audit and tax services to be provided by the independent auditor or other registered public accounting firm; and

•	reviewing, approving and overseeing any transaction with a related person (as defined in Item 404 of Regulation S-K of the SEC) and to develop policies and procedures for the audit committee’s approval of such transactions.

Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.

The current members of the audit committee are Dennis Langer, who serves as chair, Charles Cherington and Erich Mohr. Each of Dr. Langer, Mr. Cherington and Dr. Mohr is standing for re-election at the Annual Meeting. The board has determined that each of the audit committee members is financially literate and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The board also determined that each of the current members of the audit committee is independent, as defined in the listing standards of the NYSE American LLC Company Guide, and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986. The board has also determined that each of Dr. Langer and Mr. Cherington is an audit committee financial expert in accordance with the standards of the SEC.

The audit committee held four meetings in 2020, which were attended by all of the then-serving members.

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Compensation Committee

The principal responsibilities of the compensation committee, and the extent to which it the compensation committee may delegate its compensation-related authority with regard to non-officer employees and consultant to officers and other appropriate supervisory personnel, will be outlined in the nominating and corporate governance committee charter, which we expect the board of directors to approve prior to the Annual Meeting. Immediately following board approval of such charter, we expect to file a copy of such charter with the SEC via a Current Report on Form 8-K and make a copy of such charter available on our website at https://investor.brooklynitx.com/overview/default.aspx.

The current members of the compensation committee are Dennis Langer, who serves as chair, and Charles Cherington. Each of the current members of the compensation committee is standing for re-election at the Annual Meeting. The board has determined that each of the current members of the compensation committee is independent, as defined in the listing standards of the NYSE American LLC Company Guide, is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986.

Compensation Committee Interlocks and Insider Participation

During 2020 none of the members of the compensation committee was an officer or employee of our company or any of our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

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Nominating and Corporate Governance Committee

The principal responsibilities of the nominating and corporate governance committee will be outlined in the nominating and corporate governance committee charter, which we expect the board of directors to approve prior to the Annual Meeting. Immediately following board approval of such charter, we expect to file a copy of such charter with the SEC via a Current Report on Form 8-K and make a copy of such charter available on our website at https://investor.brooklynitx.com/overview/default.aspx.

The current members of the nominating and corporate governance committee are Erich Mohr, who serves as chair, and Charles Cherington. Each of the current members of the nominating and corporate governance committee is standing for re-election at the Annual Meeting. The board has determined that each of the current members of the nominating and corporate governance committee is independent, as defined in the listing standards of the NYSE American LLC Company Guide, is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986.

Prior to the Merger, the board maintained a combined nominating and corporate governance/compensation committee. The nominating and corporate governance/compensation committee held eight meetings in 2020, which were attended by all of the then-serving members. Following the Merger, the board approved the establishment of a separate compensation committee and nominating and corporate governance committee.

Our bylaws contain provisions that address the process by which a stockholder may nominate an individual for election to the board at our annual meeting of stockholders. Such nominations may be made only if the stockholder has given timely written notice to our corporate secretary containing the information required by our bylaws. A copy of our bylaws is available at https://www.sec.gov/Archives/edgar/data/748592/000114036121011095/brhc10022537_ex3-4.htm. To be timely, such notice must be received at our principal executive offices not earlier than 120 days, or later than 90 days, prior to the first anniversary of the date of the preceding year’s proxy statement, except that if no annual meeting was held in the preceding year or the date of the annual meeting is advanced more than 30 days before or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, such notice must be delivered not later than the close of business on the later of the ninetieth day before the date of such annual meeting or the tenth day following the date on which public announcement of the date of such meeting is first made. Information on qualifications for nominations to the board and procedures for stockholder nominations to the board is included below under “Proposal 1. Election of Directors—Director Qualifications.”

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Certain Relationships and Related-Person Transactions

The audit committee has the responsibility to review, approve and oversee any transaction between us and a related person (as defined in Item 404 of Regulation S-K) and to develop policies and procedures for the committee’s approval of such transactions.

Since January 1, 2020, there has not been nor are there currently proposed any transactions or series of similar transactions to which we were or are to be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years (which was $89,000) and in which any director, executive officer, holder of more than 5% of the common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Please see “Director Compensation,” and “Executive Compensation” for discussion of the compensation of our non-employee directors and our executive officers.

We have entered into indemnification agreements with our directors and executive officers. Under these agreements, we agree to indemnify, to the fullest extent permitted by Delaware law (subject to certain limitations), each of our directors and executive officers against, among other things, any expenses incurred or actual damages or losses in connection with proceedings because of his or her status as one of our directors, officers, employees, or agents. We believe that the use of such indemnity agreements is customary and that the terms of the indemnity agreements are reasonable and fair to us, and are in our best interests to attract and retain experienced directors and officers.

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Director Compensation

In April 2017 the board of directors adopted a non-employee director compensation policy, or the 2017 Policy, with respect to the compensation payable to our qualified non-employee directors. The 2017 Policy remained in effect until the completion of the Merger on March 25, 2021. The board expects to adopt a new non-employee director compensation policy prior to the Annual Meeting in order to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock.

Immediately following board approval of the new policy, we expect to make a copy of the policy available on our website at https://investor.brooklynitx.com/overview/default.aspx and to file with the SEC a Current Report on Form 8-K as to such posting of the policy. Following approval of the new policy, the board will review director compensation annually based on recommendations by the compensation committee, which will have the sole authority to engage a consulting firm to evaluate director compensation.

Under the 2017 Policy, each non-employee director was eligible to receive compensation for board and committee service consisting of annual cash retainers and equity awards. Non-employee directors were to receive the following annual cash retainers for their service:

DIRECTOR ANNUAL CASH RETAINERS

Position	Retainer
Non-Employee Directors	$25,000
Independent Chair of the Board	20,000
Audit Committee Chair	10,000
Other Audit Committee Members	5,000
Nominating and Corporate Governance/Compensation Committee Chair	10,000
Other Nominating and Corporate Governance/Compensation Committee Members	5,000

Under the 2017 Policy, annual retainers were to be paid quarterly in arrears, no later than thirty days following the end of the applicable quarter. Each non-employee director could elect that the retainer payment he or she is eligible to receive, or a portion of such retainer, be paid in the form of a restricted stock award under our equity incentive plan rather than cash. Such an election could be made during an open trading window under our insider trading policy and no later than the fifth day of the last month of the quarter for which the retainer was to be paid. An election applied only to the quarter for which it is made. Once an election was made with respect to a quarter, it may not be withdrawn or substituted unless the board determines, in its sole discretion, that the withdrawal or substitution is occasioned by an extraordinary or unanticipated event. Restricted stock awards would be made on the same date as a cash retainer payment would otherwise be paid and would vest in full on the date of grant, and the number of shares subject to the award would equal the amount of the applicable cash retainer payment divided by the closing price of common stock on the last day of the applicable quarter.

We had granted stock options to non-employee directors upon the commencement of their service as directors and upon their re-election to the board. The stock options were granted under a stockholder-approved equity incentive plan. In connection with the commencement of a new non-employee director’s term of service, we granted to such a new director a stock option to purchase 600 shares of common stock. These stock options had an exercise price equal to the closing price of common stock on the date of grant, and were fully vested and exercisable on the date of grant as to 50% of the shares and the remaining 50% of the shares vest and become exercisable, subject to the director’s continued service on the board, in 12 equal monthly installments beginning in the month immediately following the date of grant. Each non-employee director who was re-elected for an additional term of service on the board would be automatically granted a stock option to purchase 400 shares of common stock on the date of the annual stockholder meeting. These stock options had an exercise price equal to the closing price of common stock on the date of grant and vested and became exercisable, subject to the director’s continued service on the board, in 12 equal monthly installments thereafter. The stock options described above were to expire on the earlier of 10 years from the date of grant or 90 days from the date the director ceases to serve on the board. In the event of a change in

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control, the nominating and corporate governance/compensation committee had the discretion to determine that these stock options vest and become fully exercisable as of immediately before such change in control.

The following table shows the total compensation for non-employee directors during 2020. Allen Wolff, one of our directors in 2020, a named executive officer and our former chief executive officer, did not receive any additional compensation for his service as a director in 2020.

2020 DIRECTOR COMPENSATION

Director	Fees Earned or Paid in Cash($)	Option Awards($)(1)	All Other Compensation($)	Total($)
Richard Simtob(2)(3)	$40,000	—	—	$40,000
Susan Miller(3)	35,000	—	—	35,000
Michael Gottlieb(3)	25,000	—	—	25,000
Gregory Thomas(4)	20,000	—	—	20,000
(1)	No stock option awards were granted during 2020. As of December 31, 2020, our non-employee directors had options outstanding to purchase the following number of shares of common stock:
Director	# of Shares Subject to Outstanding Options
Richard Simtob	1,400
Susan Miller	600
Michael Gottlieb	600

(2)	Chair of a board committee during 2020.

(3)	Resigned from the board effective March 25, 2021.

(4)	Resigned from the board effective April 30, 2020.

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  Proposal   — Election of Directors

At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the five persons named below, each of whom currently serves as a director.

Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the proxy holders.

Director Qualifications

The Corporate Governance Guidelines outline factors for the board of directors to consider in evaluating candidates for potential service as directors, as well as in evaluating current directors for continued service on the board. These factors include:

•	the individual’s ability to apply fair and independent judgment in a business situation and the ability to represent the interests of all our stockholders and constituencies;

•	whether the individual is free of any conflicts of interest that would interfere with his or her loyalty to us or to our stockholders;

•	whether the individual would qualify as an independent director; no individual will qualify as “independent;”

•	depth and breadth of relevant business experience, judgment and savvy;

•	age and gender diversity;

•	existing commitments to other businesses and willingness to devote adequate time to board duties;

•	potential conflicts of interest with other pursuits;

•	personal background, including past involvement in SEC inquiries, legal proceedings, criminal record, or involvement in acts of fraud or dishonesty;

•	accounting, financial reporting and internal control systems knowledge and experience;

•	executive compensation and/or corporate governance background; and

•	interplay of candidate’s experience and skills with those of other board members.

Although we do not have a formal diversity policy, the nominating and corporate governance committee seeks to identify candidates who will enhance the board’s overall diversity. Directors are strongly encouraged to have a meaningful ownership stake in our company, although the board currently does not require directors to own a minimum number of shares of common stock.

Our bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The bylaws require that timely notice of the nomination in proper written form, including all required information, be provided to the Corporate Secretary.

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Information Concerning Nominees for Election as Directors

The information appearing in the following table sets forth, for each nominee for election as a director, as of June 21, 2021:

•	the nominee’s professional experience for at least the past five years;

•	the year in which the nominee first became one of our directors;

•	each committee of the board of directors on which the nominee currently serves;

•	the nominee’s age as of the record date for the Annual Meeting;

•	the relevant skills the nominee possesses that qualify him or her for nomination to the board; and

•	directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.

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CHARLES CHERINGTON Age: 57 Board Service • Tenure: Since March 2021 • Chair of the Board • Committees: ○ Audit ○ Compensation ○ Nominating and Corporate Governance INDEPENDENT	HOWARD FEDEROFF Age: 68 Board Service • Tenure: Since April 2021

Professional Experience

•

Served as one of our directors since March 2021.

•

Board of Managers of Brooklyn ImmunoTherapeutics, LLC since 2018.

•

Co-Founder and Managing Partner of Ara Partners, a global private equity firm focused on industrial decarbonization investments, since 2017.

•

Co-Founder and Managing Partner of Intervale Capital, a middle-market private equity firm focused on investments in energy and infrastructure sectors, from 2006 to 2017.

•

Founder and Sole Partner of Cherington Capital, a private equity firm, from 2002 to 2006.

•

Co-Founder and Partner of Paratus Capital Management LLC, a venture capital firm, from 1999 to 2004.

•

Prior to 1999, Mr. Cherington served in various positions with Lochridge & Company, Inc., a business management consulting firm, and as an investment banker for Credit Suisse First Boston.

Professional Experience

•

Chief Executive Officer, President and one of our directors since April 2021.

•

Senior Adviser from January 2021 to April 2021 and as Chief Executive Officer from August 2019 to December 2020 at Aspen Neuroscience, Inc., a biotechnology company developing an autologous neuron replacement program for Parkinson’s disease, as.

•

Professor of Neurology at the University of California, Irvine, School of Medicine from 2015 to April 2021.

•

Vice Chancellor for Health Affairs and Chief Executive Officer of the UC Irvine Health System from January 2016 to February 2018 and Vice Chancellor for Health Affairs and Interim Chief Executive Officer of the UC Irvine Health System and Dean of the University of California, Irvine, School of Medicine from June 2015 to January 2016.

•

Executive Vice President for Health Sciences and Executive Dean of the School of Medicine at Georgetown University from 2007 to 2015.

•

Has chaired the Recombinant DNA Advisory Committee of the National Institute of Health, the National Heart, Lung, and Blood Institute Gene Therapy Group, and the Board of the Association of Academic Health Centers.

•

Elected Fellow of the American Association for the Advancement of Science and the National Academy of Inventors.

Education • B.A. in History from Wesleyan University and M.B.A. from University of Chicago.	Education • Ph.D. in Biochemistry and M.D. from Albert Einstein College of Medicine of Yeshiva University.
Relevant Skills • Finance • Leadership • Industry	Relevant Skills • Industry • Education • Innovation

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LUBA GREENWOOD Age: 42 Board Service • Tenure: Since March 2021	DENNIS H. LANGER Age: 69 Board Service • Tenure: Since May 2021 • Committees: ○ Audit (Chair) ○ Compensation (Chair) INDEPENDENT

Professional Experience

•

Served as one of our directors since March 2021.

•

Managing Partner of Binney Street Capital, LLC, the first venture capital fund formed by Dana-Farber Cancer Institute, since December 2020 and was senior advisor to the chief executive officer of Dana-Farber Cancer Institute from April 2019 to December 2020.

•

Consultant to Brooklyn ImmunoTherapeutics, LLC from October 2018 to February 2021.

•

Head of strategic business development and corporate ventures for Verily Life Sciences LLC, a research subsidiary of Alphabet Inc. focused on life sciences and healthcare, from February 2018 to July 2019, at which she established and led the Venture Capital Group and Business Development and Strategy teams.

•

Vice president of global business development and mergers & acquisitions and head of the Roche Diagnostics Innovation Center, East Coast, where she led mergers, acquisitions, investments, and strategic transactions at F. Hoffmann-La Roche Ltd., a multinational healthcare company, from 2015 to February 2018.

•

Director of Massachusetts Biotechnology Council (MassBio), co-founder and director of LUCA Biologics, Inc., a women’s health and microbiome company, and a co-founder of Inysus, a company focused on pioneering ex-vivo CRISPR applications.

•

Serves on the Investor Review Committee for the National Cancer Institute.

Education

•

B.A. in Biology and Economics from Brandeis University and J.D. from Northeastern University School of Law.

Relevant Skills

•   Industry

•   Leadership

•   Innovation

Other Public Board Service
•   OS Acquisition Corp. 2021‐present

Professional Experience

•

Served as one of our directors since May 2021.

•

Has served as a Director of several public and private health care companies, and served in leadership roles in several pharmaceutical, biotechnology and diagnostic companies, including Chairman and Chief Executive Officer of AdvanDx, Inc. from 2013 to 2014; Managing Partner of Phoenix IP Ventures, LLC from 2005 to 2010; President, North America for Dr. Reddy’s Laboratories, Inc. from 2004 to 2005; Senior Vice President, R&D at GlaxoSmithKline and SmithKline Beecham from 1994 to 2004; and Chief Executive Officer, Neose Technologies, Inc. from 1991 to 1994.

•

Served in research and development and marketing positions at Lilly, Abbott, and Searle.

Education

•

B.A. in Biology from Columbia University, J.D. from Harvard Law School and M.D. from Georgetown University School of Medicine.

Relevant Skills

•   Industry

•   Governance

•   Education

Other Public Board Service

•   Myriad Genetics, Inc. 2004-present

•   Dicerna Pharmaceuticals, Inc. 2007-2019

•   Pernix Therapeutics Holdings, Inc. November 2017-May 2019

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ERICH MOHR Age: 66 Brooklyn ImmunoTherapeutics Board Service • Tenure: < 1 month (May 2021) • Committees: ○ Audit ○ Nominating and Corporate Governance (Chair) INDEPENDENT

Professional Experience

•

Served as one of our directors since May 2021.

•

Chairman of Oak Bay Biosciences Inc., a developmental biotechnology company focused on treatments for Stargardt disease, since November 2020.

•

Founder, Chairman and Chief Executive Officer of MedGenesis Therapeutix Inc., a biopharmaceutical company that commercializes treatments for Parkinson’s disease, since 2006.

•

From 2002 to 2005, served as the Executive Vice President and Chief Scientific Officer of PRA International, a clinical research organization that provided drug development services to pharmaceutical and biotechnology companies.

•

Founder, Chairman and Chief Executive Officer of CroMedica International from 1995 to 2002, which later merged with PRA International.

Education

•

B.A. and B.Sc. from University of the Pacific and MSc and Ph.D from University of Victoria, British Columbia, Canada.

Relevant Skills • Industry • Leadership • Innovation

Mr. Cherington’s extensive experience as an investor, including in life sciences companies such as Brooklyn LLC, qualifies him to serve on the board of directors. Dr. Federoff is qualified to serve on the board due to his experience and senior management roles in companies in the life sciences industry and because of his service as our chief executive officer and president. Ms. Greenwood’s executive leadership experience and industry knowledge qualify her to serve as a member of the board. Dr. Langer is qualified to serve on the board as a result of his experience as a director of several public and private healthcare companies and his leadership roles in several life sciences companies. Dr. Mohr’s scientific and business executive knowledge and experience qualify him to serve on the board.

The board of directors recommends a vote
FOR
each of the five nominees for election as directors.

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  Proposal   — Ratification of Charter

Amendment to Increase Authorized Common Stock

We are asking stockholders to ratify an earlier amendment to our restated certificate of incorporation to increase the number of shares of authorized common stock from 15,000,000 to 100,000,000, which we refer to as the Share Increase Amendment. The Share Increase Amendment was approved at a special meeting of stockholders held on March 15, 2021, or the Special Meeting, and was intended to be effected by the filing of the Share Increase Amendment with the Delaware Secretary of State on March 25, 2021.

The board of directors has determined that it is in the best interests of our company and stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the Share Increase Amendment. If ratification of the Share Increase Amendment is approved by stockholders at the Annual Meeting and subsequently becomes effective as described below, the ratification will be retroactive to the filing of the Share Increase Amendment with the Delaware Secretary of State on March 25, 2021.

Background

As described in the proxy statement, prospectus and consent solicitation statement relating to the Special Meeting, which we refer to as the Special Meeting Proxy Statement and which was filed with the SEC on February 8, 2021, our stockholders were asked to consider and vote on a number of proposals in connection with the Merger, pursuant to which our wholly owned subsidiary BIT Merger Sub, Inc. would merge with and into Brooklyn LLC, with Brooklyn LLC surviving as our wholly owned subsidiary. See “Corporate Governance-Recent Change in Control” for a more detailed description of the Merger. Pursuant to the Merger, it was proposed that the members of Brooklyn LLC would exchange their equity interests in Brooklyn LLC for shares of common stock. As described in the Special Meeting Proxy Statement, the board of directors believed it was in the best interests of our company and stockholders to increase the number of authorized shares of common stock in order to effect the Merger and to help ensure there would be an adequate number of authorized but unissued and unreserved shares of common stock available for issuance in connection with possible future acquisitions, equity and equity based financings, possible future awards under employee benefit plans, and other corporate purposes.

At the Special Meeting, our inspector of elections determined that the proposal to approve the Share Increase Amendment received the requisite stockholder approval and certified that the proposal passed. As part of this determination, votes cast by brokers and nominees in favor of the Share Increase Amendment without instruction from the beneficial owners of certain outstanding shares of common stock were counted in favor of the Share Increase Amendment in accordance with the rules of the NYSE American. Certain statements made in the Special Meeting Proxy Statement were inconsistent with this approach. In particular, the Special Meeting Proxy Statement stated that brokers and nominees would not have discretionary voting authority with respect to the Share Increase Amendment (i.e., they would not be permitted to vote on the Share Increase Amendment without instruction from the beneficial owners of those shares).

Following the Special Meeting, we filed the Share Increase Amendment with the Delaware Secretary of State on March 25, 2021 and the Share Increase Amendment was to be effective upon filing.

Subsequently, a question has been raised regarding the validity of the stockholder vote approving the Share Increase Amendment, due to the disclosures in the Special Meeting Proxy Statement regarding the authority of brokers and nominees to vote on the Share Increase Amendment without instruction and the fact that the stockholders’ votes approving the Share Increase Amendment were not tabulated in accordance with the Special Meeting Proxy Statement disclosure.

The board, in consultation with counsel, has determined that the description in the Special Meeting Proxy Statement of the lack of authority of brokers and nominees to vote on the Share Increase Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the Special Meeting approving the Share Increase Amendment. As a result, the board has determined that it is in the best interests of our company and stockholders to approve the ratification of the Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. If ratification of the Share Increase Amendment is approved by stockholders at the Annual Meeting and becomes effective as described below, the ratification will be retroactive to March 25, 2021, which was the date of the filing of the Share Increase Amendment with the Delaware Secretary of State and the date that the filing became effective.

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Among other consequences, the ratification of the Share Increase Amendment will (a) confirm that, at all times since the Share Increase Amendment was filed with the Delaware Secretary of State on March 25, 2021, we have had sufficient authorized and unissued shares of common stock to permit the sales and issuances of common stock that have occurred since that date and (b) facilitate potential future transactions, including capital-raising transactions and strategic acquisitions.

The Board has Approved the Ratification of the Share Increase Amendment

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. We do not believe that it is clear that the filing and effectiveness of the Share Increase Amendment are invalid and ineffective. On May 20, 2021, however, the board of directors determined that it would be advisable and in the best interests of our company and stockholders to ratify the Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the validity or effectiveness of the Share Increase Amendment, and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the ratification of the Share Increase Amendment. The board also recommended that stockholders approve the ratification of the Share Increase Amendment for purposes of Section 204, and directed that the ratification of the Share Increase Amendment proposal be submitted to stockholders for approval.

The text of Sections 204 and 205 of the DGCL is attached hereto as Appendix B.

Filing of Certificate of Validation

Upon the receipt of the required stockholder vote to approve the ratification of the Share Increase Amendment, we will file a certificate of validation, or the Certificate of Validation, with respect to the Share Increase Amendment with the Delaware Secretary of State. The filing date of the Certificate of Validation with the Delaware Secretary of State will be the “validation effective time” of the ratification of the Share Increase Amendment within the meaning of Section 204 of the DGCL.

Retroactive Ratification of Share Increase Amendment

Subject to the 120-day period for bringing claims discussed below, when the Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the filing of the Share Increase Amendment with the Delaware Secretary of State on March 25, 2021.

Time Limitations on Legal Challenges to Ratification of Share Increase Amendment

If the ratification of the Share Increase Amendment becomes effective, under the DGCL any claim that:

●	the Share Increase Amendment is void or voidable due to a failure of authorization or

●	the Delaware Court of Chancery shall make such orders regarding the ratification as it deems necessary, including that the Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the effectiveness of the filing of the Certificate of Validation with the Delaware Secretary of State. We intend to file the Certificate of Validation with the Delaware Secretary of State promptly following the Annual Meeting if Proposal 2 is approved and for the Certificate of Validation to become effective upon filing.

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Consequences if Proposal 2 is Not Approved

If Proposal 2 is not approved by the requisite vote of our stockholders, we will not be able to file the Certificate of Validation with the Delaware Secretary of State and the ratification of the Share Increase Amendment will not become effective in accordance with Section 204 of the DGCL. The failure to ratify the Share Increase Amendment may leave us exposed to potential claims that the vote on the Share Increase Amendment did not receive requisite stockholder approval at the Special Meeting, and the Share Increase Amendment therefore was not validly implemented at the Special Meeting. As a result, (a) we might not have sufficient authorized but unissued shares of common stock to permit future sales and issuances of common stock, including pursuant to outstanding stock options, (b) past issuances of common stock, including common stock issued in connection with the Merger, may not be valid, and (c) we would not be able to validate our total outstanding shares of common stock in connection with any strategic transaction that the board of directors may determine is advisable. Any inability to issue common stock in the future and any invalidity of past issuances of common stock could expose us to significant claims and litigation and could have a material adverse effect on our liquidity, which could result in our filing for bankruptcy or an involuntary petition for bankruptcy being filed against us. Moreover, we would need to incur further, potentially material expenses and devote the time of our management and advisors in order to explore other means either to ratify the potential defective corporate acts or to otherwise resolve the issues raised by the potentially defective corporate acts.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of common stock, including common stock issued in connection with the Merger, and equity awards granted to them.

The board of directors recommends a vote
FOR
Ratification of the filing and effectiveness of the certificate of amendment to the restated
certificate of incorporation filed with the Delaware Secretary of State with respect to the increase in the number of authorized shares of common stock.

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  Proposal   — Approval of

Restated 2020 Stock Incentive Plan

On May 20, 2021, upon the recommendation of the compensation committee and subject to stockholder approval, the board of directors approved a restatement of the 2020 Stock Incentive Plan, or the Restated Plan, in the form attached as Appendix C. The Restated Plan would effect two principal changes:

•
The number of shares of common stock currently reserved under the Restated Plan would be increased by 5,116,132, from 3,368,804 shares to 8,484,936 shares. In connection with this increase, the number of shares of common stock available for issuance pursuant to incentive stock options, or ISOs, under Section 422 of the Internal Revenue Code of 1986, or the Code, would be increased by the same number.

•
On January 1 of each year from 2022 through 2031, the number of shares of common stock reserved under the Restated Plan would increase by the lesser of (a) 5% of the number of shares of common stock outstanding on the immediately preceding December 31 and (b) such smaller number of shares of common stock as may be determined by the board. The shares of common stock available for issuance pursuant to ISOs would correspondingly increase each year, subject to any restrictions under the Code.

The general purpose of the Restated Plan is to provide a means whereby eligible employees, officers, employee and non-employee directors, consultants and prospective employees may develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to us, thereby advancing our interests and the interests of stockholders. The board believes that the granting of stock options, restricted stock, restricted stock units, performance awards, unrestricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in our welfare by those who are primarily responsible for shaping and carrying out our long range plans and securing growth and financial success.

We believe that in many respects we were analogous to a newly public company upon the completion of the Merger. We became a publicly traded entity for the first time immediate following the Merger. We do not believe that our current share pool provides us with sufficient flexibility to meet our anticipated equity needs in the years of expected high growth ahead. We further believe that, at our current growth stage, having incremental share pool increases each year via an evergreen provision pursuant to the terms of the Restated Plan is more prudent and efficient, and allows for more effective planning, than recurrently requesting share increases. The increases in the shares of common stock available under the Restated Plan have been designed to enhance the flexibility of the compensation committee in granting stock options and other awards to our eligible employees, officers, employee and non-employee directors, consultants and prospective employees and to ensure that we can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the compensation committee.

On May 20, 2021, the board also approved our 2021 Inducement Stock Incentive Plan, pursuant to which we may grant nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards as inducement awards in accordance with the employment inducement grant rules set forth in Section 711(a) of the NYSE American LLC Company Guide for up to 1,500,000 shares of common stock, of which      shares remain available for grant. The awards available for grant under the 2021 Inducement Stock Plan are available only to new employees and cannot be issued pursuant to ISOs under Section 422 of the Code. The board, therefore, believes that approval of the Restated Plan is necessary to enhance and develop relationships with our employees, officers, directors and consultants and to continue to motivate them to devote their best efforts to our company.
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Shares Subject to 2020 Stock Incentive Plan

As of June 21, 2021, no awards or shares of common stock are outstanding under the 2020 Stock Incentive Plan and, as a result, a total of 3,368,804 shares of common stock remained available for grant under the 2020 Stock Incentive Plan.

Information regarding the number of shares remaining available for grant as required by SEC disclosure rules are discussed in detail under “Equity Compensation Plan Information” below.

Key Features of Restated Plan

The following is a summary of key features of the Restated Plan, which are intended to protect the interests of our stockholders:

•
Shares available. The total number of shares of common stock that may be initially issued pursuant to awards granted under the Restated Plan will be equal to the sum of (a) 8,484,936 and (b) an annual increase on January 1 of each year from 2022 through 2031 equal to the lesser of (i) 5% of the number of shares of common stock outstanding on the immediately preceding December 31 and (ii) such smaller number of shares of common stock as may be determined by the board of directors.

•	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right, or SAR, will be ten years.

•
No repricing or grant of discounted stock options. The Restated Plan will not permit the repricing of options or SARs. The Restated Plan will prohibit the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant.

•
No liberal share recycling. Shares of common stock subject to an award that is cancelled, forfeited or terminated in order to pay the exercise price of a stock option, purchase price or any taxes or tax withholdings on an award will not be available for future awards granted under the Restated Plan.

•	No single-trigger acceleration. Under the Restated Plan, we will not automatically accelerate vesting of awards in connection with a change in control of our company.
Summary of Restated Plan

The following description of the principal terms of the Restated Plan is a summary and is qualified in its entirety by the full text of the Restated Plan, which is attached as Appendix C hereto.

Administration

In general, the Restated Plan will be administered by the compensation committee. The compensation committee will determine the persons to whom awards issuable under the Restated Plan may be granted. The compensation committee may also establish rules and regulations for the administration of the Restated Plan and amendments or modifications of outstanding awards. The compensation committee may delegate authority to officers or employees to grant awards and execute award agreements, subject to applicable law and the Restated Plan.

Eligibility

Persons eligible to receive awards under the Restated Plan consist of our employees, officers, directors, consultants, independent contractors who, in the opinion of the compensation committee, are in a position to contribute to our success, or any other person who is determined by the compensation committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider, any entity whose financials statements are required to be consolidated with our company, and any other entity that the compensation committee determines to be an affiliate of our company. As of June 21, 2021, we had      full-time employees, including four executive officers. As awards under the Restated Plan are within the discretion of the compensation committee, we cannot determine how many individuals in each of the categories described above will receive awards.
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Shares Subject to Restated Plan

The aggregate number of shares of common stock initially available for issuance in connection with awards granted under the Restated Plan is equal to the sum of (a) 8,484,936 shares and (b) an annual increase on January 1 of each year from 2022 through 2031 equal to the lesser of (i) 5% of the number of shares of common stock outstanding on the immediately preceding December 31 and (ii) such smaller number of shares of common stock as may be determined by the board of directors.

Incentive stock options, or ISOs, that are intended to meet the requirements of Section 422 of the Code may be granted under the Restated Plan with respect to all of the shares of common stock authorized for issuance under the Restated Plan.

If any option or stock appreciation right, or SAR, granted under the Restated Plan is terminated without having been exercised in full or if any award is forfeited, the number of shares of common stock as to which such option, SAR or award was terminated or forfeited will be available for future grants under the Restated Plan. Awards settled in cash will not count against the number of shares available for issuance under the Restated Plan; however, if any award is cancelled forfeited or terminated in order to pay the exercise price of a stock option, purchase price or any taxes or tax withholdings on an award, such shares will not be available for future awards under the Restated Plan.

The number of shares authorized for issuance under the Restated Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends or similar transactions effected after the effective time of the Restated Plan.

Terms and Conditions of Options

Options granted under the Restated Plan may be either ISOs or “nonstatutory stock options,” or NSOs, that do not meet the requirements of Section 422 of the Code. The compensation committee will determine the exercise price of options granted under the Restated Plan. The exercise price of options may not be less than the fair market value per share of common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the common stock is listed on a stock exchange or is quoted on an automated quotation system, the fair market value will generally be the closing sale price on the last trading day before the date of grant. If no such prices are available, the fair market value will be determined in good faith by the compensation committee based on the reasonable application of a reasonable valuation method. On June 21, 2021, the closing sale price of a share of common stock on the NYSE American was $      .

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the Restated Plan will be exercisable at such time or times as the compensation committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.
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Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of common stock having a fair market value equal to the purchase price, or (c) any other methods of payment that the compensation committee permits in its sole and absolute discretion including a cashless exercise program.

Stock Appreciation Rights

The compensation committee may grant SARs under the Restated Plan. The compensation committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of common stock on the date of grant, as determined by the compensation committee. The maximum term of any SAR granted under the Restated Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

•	the excess of the fair market value on the exercise date of one share of common stock over the exercise price, multiplied by

•	the number of shares of common stock covered by the SAR.

Payment may be made in shares of common stock, in cash, or partly in common stock and partly in cash, all as determined by the compensation committee.

Restricted Stock and Restricted Stock Units

The compensation committee may award restricted common stock and/or restricted stock units under the Restated Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the compensation committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the compensation committee. Dividend equivalent amounts may be paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the compensation committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units

The compensation committee may award performance shares and/or performance units under the Restated Plan. Performance shares and performance units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the compensation committee. The compensation committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Other Stock-Based and Cash-Based Awards

The compensation committee may award other types of equity-based or cash-based awards under the Restated Plan, including the grant or offer for sale of shares of common stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the compensation committee may impose.

Transferability of an Award

No award option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the compensation committee may permit the holder of an option, restricted stock or other award to transfer the option, restricted stock or other award to immediate family members.

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Effect of Change in Control

The compensation committee may, at the time of the grant of an award, provide for the effect of a change in control (as defined in the Restated Plan) on any award, including (i) making some or all of the awards immediately exercisable or vested, (ii) terminating awards provided that the participant has the right immediately before the corporate transaction to exercise any vested award, eliminating or modifying the performance or other conditions of an award, or (iii) terminating all awards and providing for the cash settlement of an award for an equivalent cash value equal to the change in control price of any vested award (net of any exercise price).

Amendment, Termination

The board of directors may at any time amend the Restated Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of stockholders, the board may not (a) increase the number of shares of common stock available under the Restated Plan, (b) change the group of individuals eligible to receive awards or (c) extend the term of the Restated Plan.

Other Information

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided, because the grant of options and other awards under the Restated Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group.

U.S. Federal Income Tax Consequences

Following is a summary of the U.S. federal income tax consequences of option and other grants under the Restated Plan. Optionees and recipients of other rights and awards granted under the Restated Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local, foreign or other tax laws.

Treatment of Options. The Code treats ISOs and NSOs differently. As to both types of options, however, no income will be recognized to the optionee at the time of the grant of the options under the Restated Plan, nor will we be entitled to a tax deduction at that time.

Generally, upon exercise of a NSO (including an option intended to be an ISO but that has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year that includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a NSO, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an ISO and the tender is within two years from the date of grant or one year after the date of exercise of the ISO, the tender will be a disqualifying disposition of the shares acquired upon exercise of the ISO.
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For ISOs, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate that is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (a) the fair market value of the stock on the date of exercise minus the exercise price or (b) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an ISO, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another ISO and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an ISO could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances that exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights. Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will we be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the excess of fair market value of common stock at that time over the exercise price.

Treatment of Stock Awards. Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or us upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and we generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and we generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the fair market value of common stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit generally will recognize ordinary income as and when the units vest and are settled. The amount of the income will be equal to the fair market value of the shares of common stock issued at that time, and we will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

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The federal income tax consequences of performance share awards, performance unit awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of common stock paid, determined at the time of such payment, in connection with such awards.

Section 409A. If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their own tax advisors regarding the applicability of Section 409A of the Code to their awards.

Treatment of Incentive Bonus Awards and Other Stock or Cash Based Awards. Generally, the recipient of an incentive bonus or other stock or cash based award will not recognize any income upon grant of the award, nor will we be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of common stock issued at that time.

Potential Limitation on Company Deductions. Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. Our board of directors and the compensation committee intend to consider the potential impact of Section 162(m) on grants made under the Restated Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceed the deduction limit of Section 162(m).

Tax Withholding. As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the Restated Plan to pay any federal, state or local taxes required by law to be withheld.

The board of directors recommends a vote
FOR
the approval of the Restated 2020 Stock
Incentive Plan.

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Beneficial Ownership of Common Stock

The following table sets forth the number of outstanding shares of common stock beneficially owned and the percentage beneficially owned, as of the record date of June 21, 2021, by:

•	each person known to us to be the beneficial owner of more than five percent of the then-outstanding common stock;

•	each director and NEO; and

•	all of our directors and executive officers as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by August 20, 2021 (sixty days after June 21, 2021) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose.

The address for each director and executive officer is c/o Brooklyn ImmunoTherapeutics, Inc., 140 58th Street, Building A, Suite 2100, Brooklyn, New York 11220.

	Common Stock		Series A 10% Convertible Preferred Stock		% of Total Voting
Beneficial Owner	Shares	%	Shares	%	Power(1)
Directors and Executive Officers
Charles Cherington
Ronald Guido
Lynn Sadowski Mason
Sandra Gurrola
Allen Wolff
Luba Greenwood
Howard J. Federoff
Dennis H. Langer
Erich Mohr
All executive officers and directors as a group (8 persons)
Additional 5% Stockholder
George P. Denny III P.O. Box 130130 Boston, MA 02113
John Halpern 346 Seabreeze Avenue Palm Beach, FL 33480
Nicholas J. Singer 1395 Brickell Avenue, Suite 800 Miami, FL 33131

*	Less than 1%.
(1)	Percentage of total voting power with respect to all shares of common stock and securities convertible into common stock, voting as a single class. Series A 10% convertible preferred stock generally does not have voting rights.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and any persons owning ten percent or more of the common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.

Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2020, except that (a) Sandra Gurrola, our former Senior Vice President of Finance inadvertently failed to timely file one report and, as a result, two transactions were not reported on a timely basis and (b) Allen Wolff, our former Chief Executive Officer, inadvertently failed to timely file one report and, as a result, three transactions were not filed on a timely basis.

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Executive Officers

The following table sets forth, as of June 18, 2021, the names of our current executive officers, their ages, their positions and business experience, and the year of their first election as officers. Each executive officer serves at the discretion of the board of directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

Name	Age	Positions and Business Experience	Year First Elected Officer
Howard J. Federoff	68	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors.”	2021
Ronald Guido	62	Chief Development Officer of Brooklyn ImmunoTherapeutics, Inc. since March 25, 2021 and of Brooklyn LLC from December 2020 to March 25, 2021; Interim Chief Executive Officer of Brooklyn ImmunoTherapeutics, Inc. from March 25, 2021 to April 2021) and of Brooklyn LLC from December 2020 to March 25, 2021; Chief Executive Officer of Brooklyn LLC from May 2020 to December 2020; Executive Vice-President, Regulatory Affairs and Quality for Brooklyn LLC (and its predecessor, IRX Therapeutics, Inc.) from January 2017 to December 2020; Senior Vice-President Global Regulator and Chief Compliance Officer of Veloxis Pharmaceuticals A/S from 2015 to December 2016; current lecturer in Biology in The Masters of Biotechnology Program at Columbia University; received M.S. in Technical Communications from Polytechnic University and M.S. in Pharmaceutical Medicine from Hibernia College.	2021
Lynn Sadowski Mason	42	Executive Vice President, Clinical Operations of Brooklyn ImmunoTherapeutics, Inc. from December 2019 to March 25, 2021 and of Brooklyn LLC since March 25, 2021; Vice President, Clinical Operations of Brooklyn LLC. (and its predecessor, IRX Therapeutics, Inc.) from November 2018 to December 2019; Senior Director, Clinical Operations of Brooklyn LLC (and its predecessor, IRX Therapeutics, Inc.) from June 2017 to November 2018; Director, Global Clinical Operations and Strategy of Bristol-Myers Squibb Company from 2015 to May 2017; Associate Director, Regional Clinical Operations Subregion Manager of Bristol-Myers Squibb Company from 2013 to 2015 at various positions at Bristol-Myers Squibb Company from 2005 to 2013; received B.S. in Biology and Pre-Medicine from Indiana University and M.S. in Regulatory Affairs at Massachusetts College of Pharmacy and Health Sciences.	2021

The following table sets forth the names of the named executive officers, their ages, their positions and business experience with Brooklyn ImmunoTherapeutics, Inc., and the year of their first election as officers. The employment of each of the named executive officers terminated on March 25, 2021, upon the completion of the Merger.

Name	Age	Positions and Business Experience	Year First Elected Officer
Allen Wolff	49	Chief Executive Officer and director from January 2020, and Chair of the Board from April 2020, to March 25, 2021; Interim Chief Executive Officer from September 2019 to January 2020; Chief Financial Officer and Executive Vice President from January 2016 to September 2019; Chief Financial Officer from December 2014 to January 2016; received B.A. from University of Michigan and M.B.A. from University of Maryland, R.H. Smith School of Business.	2014
Sandra Gurrola	54	Senior Vice President of Finance from September 2019 to March 25, 2021; Vice President of Finance from September 2014 to September 2019; various leadership accounting roles, including director of accounting, director of financial reporting	2009

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and compliance and controller, from November 2009 to September 2014; received B.A. in English from San Diego State University.

There are no family relationships among any of our directors and executive officers. Charles Cherington and Luba Greenwood were appointed to the board pursuant to the terms of the Merger Agreement. There are no other arrangements or understandings with another person under which our directors and officers was or is to be selected as a director or executive officer. Additionally, none of our directors or executive officers is involved in any legal proceeding that requires disclosure under Item 401(f) of Regulation S-K of the SEC.

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Executive Compensation

Compensation Processes and Procedures

For 2020 the nominating and corporate governance/compensation committee was responsible for determining the amount and form of compensation paid to our executive officers, including our Chief Executive Officer. Our Chief Executive Officer presented compensation recommendations to the nominating and corporate governance/compensation committee with respect to the executive officers who reported to him. The nominating and corporate governance/compensation committee then could accept or adjust such recommendations. The nominating and corporate governance/compensation committee was solely responsible for determining the compensation of our executive officers. The full board of directors participated in evaluating the performance of our executive officers, except that Allen Wolff, our Chief Executive Officer and a member of the board, does not participate when the board evaluated his performance and he was not present during voting or deliberations regarding his performance or compensation matters. The corporate governance/compensation committee did not engage any outside advisors or experts to assist or advise the corporate governance/compensation committee on any matters relating to executive compensation during 2020 or the hiring of any executive officers during 2020.

For 2021 the compensation committee is responsible for the actions taken by the nominating and corporate governance/compensation committee in 2020. When determining executive officer compensation, and the various components that comprise it, the compensation committee will evaluate and consider publicly available executive officer compensation survey data to present a competitive compensation package to attract and retain top talent, including an appropriate level of salary, performance-based bonus and equity incentives. Typically, the compensation committee will evaluate between three and five different sources of compensation data to provide relevant market benchmark data for a given executive role. Additionally, the compensation committee will be authorized to engage outside advisors and experts to assist and advise the compensation committee on matters relating to executive compensation.

Named Executive Officers

Under applicable SEC rules and regulations, all individuals who served as our principal executive officer during 2020, our two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of 2020, and up to two additional individuals who would have been one of our top two most highly compensated executive officer had they been serving as an executive officer at the end of 2020 are referred to as our “named executive officers.” Our named executive officers for 2020 were:

Name	Title
Allen Wolff	Chief Executive Officer
Sandra Gurrola	Senior Vice President of Finance

Named Executive Officer Compensation Overview

During 2020 our named executive officers received an annual base salary and performance bonus as described below under “—2020 Incentive Plan.” Neither of our named executive officers received any perquisites or benefits, other than benefits that are available to our other full-time employees. The employment of each of our named executive officers was at-will. During 2020 we had written employment agreements with each of our named executive officers as described below under “—Employment Agreements with Named Executive Officers.” Each of the components of our 2020 executive compensation program is discussed below under the Summary Compensation Table.

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Summary Compensation Table

The following table sets forth information concerning compensation during the years ended December 31, 2020 and 2019 awarded to, earned by or paid to our named executive officers.

Name and Principal Position	Year	Salary($)	Bonus($)		Stock Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	Total($)
Allen Wolff	2020	$322,213	$19,591	(3)	$202,250	$49,985	$594,040
Former Chief Executive Officer	2019	265,000	—		37,200	—	302,200
Sandra Gurrola	2020	190,000	110,833	(4)	60,750	12,663	374,246
Former Senior Vice President of Finance	2019	179,356	—		26,040	—	205,396
(1)	The amounts reported in this column represent the aggregate grant date fair value of stock awards granted during the applicable year. These amounts were calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, except that any estimate of forfeitures was disregarded. For a description of the assumptions used in computing the dollar amount recognized for financial statement reporting purposes with respect to the stock awards granted during 2020 and 2019, see Note 13, Shareholders’ Equity, in the notes to the consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 11, 2021. The dollar amount recognized for financial statement reporting purposes with respect to the stock awards granted during 2020 is based on the quoted market price of the stock at the measurement date, which is the grant date, and consists of, with respect to Mr. Wolff, a 75,000 stock unit award granted to him in January 2020 and $20,000 he earned under the 2019 Interim CEO Performance Incentive Plan that was paid to him in March 2020 in 9,506 shares of common stock, and with respect to Ms. Gurrola, a 25,000 stock unit award granted to her in January 2020. For additional information regarding such compensation, see the discussion under “—Narrative Explanation of the Summary Compensation Table—2019 Interim CEO Performance Incentive Plan” and “—Narrative Explanation of the Summary Compensation Table—Employment Agreements with Named Executive Officers.”
(2)	Represents performance bonuses earned by the applicable named executive officer for 2020 based on our achievement of performance objectives, as determined by the nominating and corporate governance/compensation committee. For additional information regarding 2020 performance bonuses, see the discussion under the caption entitled “—Narrative Explanation of the Summary Compensation Table—2020 Incentive Plan.”
(3)	Represents a cash retention bonus that was paid in shares of common stock to help us conserve cash. For additional information, see the discussion under the caption “Stay Bonus” in “Employment Agreements with Named Executive Officers—Allen Wolff.”
(4)	Represents a cash retention bonus. For additional information, see the discussion of our retention bonus and general release of all claims agreement with Ms. Gurrola described under “Employment Agreements with Named Executive Officers—Sandra Gurrola.”

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Narrative Explanation of the Summary Compensation Table

Salaries

Each of our named executive officers receives a base salary. The base salary is the fixed cash compensation component of our executive compensation program and it recognizes individual performance, time in role, scope of responsibility, leadership skills and experience. The base salary compensates an executive for performing his or her job responsibilities on a day-to-day basis. Generally, base salaries are reviewed annually company-wide and adjusted (upward or downward) when appropriate based upon individual performance, expanded duties, changes in the competitive marketplace and, with respect to upward adjustments, if we are, financially and otherwise, able to pay it. We try to offer competitive base salaries to help attract and retain executive talent.

2019 Interim CEO Performance Incentive Plan

In connection with his appointment as interim chief executive officer in September 2019, Allen Wolff was eligible to participate in the 2019 Interim CEO Performance Incentive Plan, under which, for the achievement of each of the performance goals thereunder, we agreed to grant to Mr. Wolff a number of shares of common stock equal to $20,000 divided by the closing price per share of common stock on the date of grant. Upon grant, such shares would be fully vested. The performance goals were related to: (1) the retainment of certain key employees determined by the nominating and corporate governance/compensation committee through at least March 17, 2020; (2) having a target amount of unrestricted cash, as determined and approved by nominating and corporate governance/compensation committee, as of March 17, 2020; and (3) meeting target sales for the Buzztime Basic product offering, as determined and approved by the nominating and corporate governance/compensation committee, by March 31, 2020. In March 2020, the nominating and corporate governance/compensation committee determined that the performance goal related to the retainment of key employees was achieved, and we issued 9,506 shares to Mr. Wolff, representing $20,000 worth of shares of common stock, net of withholding taxes. The value of these shares is reflected in Mr. Wolff’s 2020 compensation in the “Stock Awards” column in the Summary Compensation Table above.

2020 Incentive Plan

On June 1, 2020, the nominating and corporate governance/compensation committee approved the NTN Buzztime, Inc. Executive Incentive Plan for Eligible Employees of NTN Buzztime, Inc. Fiscal Year 2020, or the 2020 Incentive Plan. The 2020 Incentive Plan permitted the payout of any incentive compensation earned under the plan to be paid, at the discretion and in the sole determination of the nominating and corporate governance/compensation committee, either in (a) cash, (b) shares of common stock issued under the 2019 Performance Incentive Plan or any successor long-term incentive plan, or (c) any combination of (a) and (b). If incentive compensation were paid in shares, the number of shares issued was to be determined by dividing the amount earned by the closing price of common stock on the date on which the nominating and corporate governance/compensation committee approved the amount of incentive compensation earned. Payments under the 2020 Incentive Plan, if any, were contingent on the applicable participant’s continued employment with us on the payout date.

Each 2020 Incentive Plan participant had a target payout amount assigned according to such participant’s position and job level. The table below sets forth the target payout amounts for the named executive officers under the 2020 Incentive Plan, assuming all performance measures were achieved at a rate of 100%:

Name	Target Payment Amount
Allen Wolff	$150,000
Sandra Gurrola	$38,000

The performance targets were established by the nominating and corporate governance/compensation committee in June 2020 and fell into three categories, the achievement of which was to be determined following each quarter or year, as applicable: strategic, financial and operational. All incentive-based compensation payable to Mr. Wolff and Ms. Gurrola was subject to any clawback policy that we may establish.

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Under the terms of the 2020 Incentive Plan, any performance-based bonuses were to be paid as follows: 16.66% if the applicable performance targets for each of our first, second and third fiscal quarters were achieved; and 50% if the applicable performance targets for the applicable fiscal year were achieved. To preserve cash, we did not pay any amounts in respect of the performance targets for either of the first, second or third fiscal quarters despite the applicable performance targets being achieved at certain levels.

Employment Agreements with Named Executive Officers

Allen Wolff

We entered into an employment agreement with Allen Wolff dated March 19, 2018, which was amended in each of September 2019, January 2020, March 2020 and September 2020. The following is a summary of the material terms of the employment agreement, as amended.

Base Salary. Mr. Wolff’s base salary was $325,000 and could increase to $350,000 effective July 1, 2021. However, in an effort to help preserve cash, up to 20% of Mr. Wolff’s base salary could be paid in shares of common stock at Mr. Wolff’s discretion. Mr. Wolff elected to receive 20% of his base salary in shares of common stock from January 2020 through March 2020.

Incentive Bonus. The target payout amount of Mr. Wolff’s incentive performance-based bonus for 2020 is $150,000. See “—Narrative Explanation of the Summary Compensation Table—2020 Incentive Plan” above for additional information.

Stay Bonus. Mr. Wolff was entitled to receive a $30,000 cash bonus if he were to remain employed with us for at least 180 days from September 17, 2019, the date on which he was appointed as interim chief executive officer. To preserve cash, we agreed to issue to him a number of shares of common stock equal to a pro rata amount of the $30,000 bonus (determined by multiplying $30,000 by a fraction, the numerator of which was the number of days lapsed between September 17, 2019 and January 14, 2020, the effective date of the amendment to his employment agreement appointing him as Chief Executive Officer, and the denominator of which was 180) divided by the closing price of common stock on January 14, 2020. As a result, we issued 5,102 shares of common stock to Mr. Wolff in respect of this bonus, the value of which was net of withholding taxes on the amount of bonus earned. The value of these shares issued is reflected in Mr. Wolff’s 2020 compensation in the “Bonus” column in the Summary Compensation Table above.

Change-in-Control Bonus. Under the terms of the amendment to his employment agreement we entered into with Mr. Wolff in September 2020, if Mr. Wolff were to be continuously employed by us through the consummation of a change in control (as defined in his employment agreement) and such transaction were to be consummated before March 31, 2021, then he would be eligible to receive a cash bonus of $162,500, subject to tax withholding and other authorized deductions and subject to his delivering a general release of claims in our favor, and we would be obligated to pay his COBRA premiums for up to six months following the termination of his employment with us or, if earlier, until he becomes eligible for medical insurance coverage in connection with new employment. Mr. Wolff agreed that he would not be eligible for his severance payments or benefits under the terms of his employment agreement upon the consummation of a qualifying change in control because his employment with us would automatically terminate upon the consummation of such qualifying change in control due to his resignation without good reason.

Equity Grant. Under the terms of his employment agreement, in January 2020 Mr. Wolff was granted a stock unit award of 75,000 shares of common stock. The award was made under, and was subject to, our 2019 Performance Incentive Plan and vested quarterly beginning three months after the grant date, subject to Mr. Wolff’s continued service with us as of the applicable vesting date.

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Sandra Gurrola

We entered into an employment agreement with Sandra Gurrola dated September 17, 2010, which was amended in each of January 2020 and May 2020. The following is a summary of the material terms of the employment agreement, as amended.

Base Salary. Ms. Gurrola’s base salary was $190,000.

Incentive Bonus. The target payout amount of Ms. Gurrola’s incentive performance-based bonus for 2020 is $38,000. See “—Narrative Explanation of the Summary Compensation Table—2020 Incentive Plan” above for additional information.

Equity Grant. Under the terms of her employment agreement, in January 2020 Ms. Gurrola was granted a stock unit award of 25,000 shares of common stock. The award was made under, and was subject to, our 2019 Performance Incentive Plan and vested quarterly beginning three months after the grant date, subject to Ms. Gurrola’s continued service with us as of the applicable vesting date.

In connection with entering into the amendment to Ms. Gurrola’s employment agreement in May 2020, we entered into a retention bonus and general release of all claims agreement with Ms. Gurrola, pursuant to which, in exchange for the reduction in her severance compensation from nine months of her base salary to two months of her base salary, and subject to Ms. Gurrola signing and not revoking a general release of claims in our favor, we agreed to pay her a retention bonus of $110,833, which was equivalent to seven months of her monthly salary, and which was payable in three installments, the last of which was made on June 19, 2020. If, prior to August 31, 2020, Ms. Gurrola’s employment was terminated by us for cause or by her without good reason, she agreed to return to us 50% of the amount of the retention bonus paid to her on or before such termination of employment and we would have had no obligation to pay any unpaid retention bonus.

Employment Agreements with Current Executive Officers

Howard J. Federoff

We entered into an executive employment agreement, dated April 1, 2021 and effective as of April 16, 2021, with Howard Federoff with respect to terms of his employment as our Chief Executive Officer and President. The compensatory terms of the executive employment agreement, including equity awards, were approved by the compensation committee of the board of directors, which consists of two disinterested members of the board. Dr. Federoff’s hiring, and his executive employment agreement, were approved by the board.

The executive employment agreement provides for our at-will employment of Dr. Federoff as our Chief Executive Officer and President for a term commencing on April 16, 2021 and continuing until terminated by us or Dr. Federoff.

Under the terms of the executive employment agreement, we will pay Dr. Federoff an annual base salary of $450,000, which amount is subject to annual review by the board or the compensation committee and subject to adjustment to reflect market practices among our peers in the sole discretion of the board or the compensation committee.

Dr. Federoff will be eligible to receive an annual cash bonus award in an amount up to 50% of his base salary upon achievement of reasonable performance targets set by the board or the compensation committee, each in its sole discretion. The bonus will be determined by the board or the compensation committee and paid annually in March in the year following the performance year on which such bonus is based.

In accordance with the terms of the executive employment agreement, we will grant to Dr. Federoff, effective as of April 16, 2021, equity awards consisting of:

•	a time-based nonqualified stock option covering 2,627,915 shares of common stock, eligible to vest over four years, which we refer to as the Time-Based Option; and

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•	a performance-based stock option grant covering 597,253 shares of common stock, eligible to vest upon the occurrence of the first approval (clearance) by the Food and Drug Administration of an investigational new drug application in connection with our license with Factor Biosciences Therapeutics Limited and Novellus Therapeutics Limited, which we refer to as the Milestone Option.

In each case, vesting generally requires Dr. Federoff’s continued employment through the relevant vesting date. Consistent with the employment inducement grant rules set forth in Section 711(a) of the NYSE American LLC Company Guide, the equity award to Dr. Federoff was made as an inducement material to his entering into employment with us and was approved by the compensation committee without need for stockholder approval.

If Dr. Federoff’s employment is terminated by us without Cause or by Dr. Federoff for Good Reason (each such capitalized term as defined in the executive employment agreement), the portion of the Time-Based Option that would have vested during the twelve months following the date of termination will vest, and we will be required to pay to Dr. Federoff an amount equal to twelve months of his base salary and a pro rata bonus amount, each with respect to the year in which the termination occurs. Dr. Federoff will also receive an extension of the post-termination exercise period of the Time-Based Option and Milestone Option of up to eighteen months. If the termination occurs prior to April 16, 2024, Dr. Federoff will receive accelerated vesting of the Milestone Option equal to one-thirty-sixth of the shares subject to such option multiplied by the number of full months between April 16, 2021 and the date of such termination. Notwithstanding the foregoing, if a termination without Cause or for Good Reason occurs within three months before or twelve months after a Change in Control (as defined in the executive employment agreement), Dr. Federoff would become entitled to vesting in full of his equity awards based on assumptions set forth in the executive employment agreement. Any such severance benefits under the executive employment agreement are contingent on Dr. Federoff entering into and not revoking a general release of claims in favor of our company.

The executive employment agreement provides for (a) reimbursement of reasonable business expenses, (b) participation in our benefit plans and (c) thirty paid vacation days per year.

The executive employment agreement contains customary covenants related to non-competition and non-solicitation for one year following termination of employment, as well as customary covenants related to confidentiality, inventions and intellectual property rights.

Ronald Guido

On March 30, 2021, we entered into an Assignment and Assumption of Employment Agreement with Ronald Guido whereby we agreed to assume all of the obligations under Mr. Guido’s existing Employment Agreement with Brooklyn LLC dated as of October 30, 2018. Mr. Guido’s employment agreement provides for our at-will employment of Mr. Guido for a term commencing on October 30, 2018 and continuing until terminated by us or Mr. Guido.

Under the terms of his employment agreement, we will pay Mr. Guido an annual base salary of $275,000, which amount is subject to annual review by the board or the compensation committee and subject to adjustments. Mr. Guido will be eligible to receive an annual performance bonus, targeted at 25% of his annual salary rate. Mr. Guido was granted 500 common units of Brooklyn LLC upon his employment with Brooklyn LLC.

In the event that Mr. Guido’s employment is terminated for any reason, we will pay to him his base salary through the last day of his employment, as well as any documented expenses properly incurred by him on our behalf prior to any such termination and not yet reimbursed.

In the event that Mr. Guido’s employment is terminated without Cause (as defined in the employment agreement) and provided Mr. Guido (a) enters into, does not revoke and complies with the terms of a separation agreement in a form provided by us, which shall include a general release of claims against us and related persons and entities within 60 days after the date of termination; (b) resigns from any and all positions, including, without implication of limitation, as a manager, director, trustee or officer, that he holds with us; and (c) returns all our property and complies with any instructions related to deleting and purging duplicates of such property, we will provide him with

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severance payments in the form of a continuation of his base salary for a nine month period that immediately follows the date of termination.

In the event that Mr. Guido’s employment is terminated as a result of his (i) death, (ii) disability, (iii) resignation, (iv) termination for Cause, or (v) any other termination of your employment that is not otherwise defined in his employment agreement, Mr. Guido will be entitled to his base salary through the last day of his employment, plus expenses, but will not be entitled to any severance payments.

Lynn Sadowski Mason

On March 30, 2021, we entered into an Assignment and Assumption of Employment Agreement with Lynn Sadowski Mason whereby we agreed to assume all of the obligations under Ms. Sadowski Mason’s existing Employment Agreement with Brooklyn LLC dated as of October 30, 2018, and as amended on March 12, 2020. Ms. Sadowski Mason’s employment agreement provides for our at-will employment of Ms. Sadowski Mason for a term commencing on October 30, 2018 and continuing until terminated by us or Ms. Sadowski Mason.

Under the terms of her employment agreement, we will pay Ms. Sadowski Mason an annual base salary of $250,000, which amount is subject to annual review by the board or the compensation committee and subject to adjustments. Ms. Sadowski Mason will be eligible to receive an annual performance bonus, targeted at 25% of her annual salary rate. Ms. Sadowski Mason was granted 500 common units of Brooklyn LLC upon her employment with Brooklyn LLC.

In the event that Ms. Sadowski Mason’s employment is terminated for any reason, we will pay her base salary to her through the last day of her employment, as well as any documented expenses properly incurred by him on our behalf prior to any such termination and not yet reimbursed.

In the event that Ms. Sadowski Mason’s employment is terminated without Cause (as defined in the employment agreement) and provided Ms. Sadowski Mason (a) enters into, does not revoke and complies with the terms of a separation agreement in a form provided by us, which shall include a general release of claims against us and related persons and entities within 60 days after the date of termination; (b) resigns from any and all positions, including, without implication of limitation, as a manager, director, trustee or officer, that he holds with us; and (c) returns all our property and complies with any instructions related to deleting and purging duplicates of such property, we will provide her with severance payments in the form of a continuation of her base salary for a nine month period that immediately follows the date of termination.

In the event that Ms. Sadowski Mason’s employment is terminated as a result of her (i) death, (ii) disability, (iii) resignation, (iv) termination for Cause, or (v) any other termination of your employment that is not otherwise defined in her employment agreement, Ms. Sadowski Mason will be entitled to her base salary through the last day of her employment, plus expenses, but will not be entitled to any severance payments.

Termination of Employment and Change-in-Control Arrangements

Each of the employment agreements of Allen Wolff and Sandra Gurrola provided for certain benefits upon termination of employment under specified circumstances. If the executive’s employment were to be terminated by us or by the named executive office, we would be obligated to pay him or her any accrued and unpaid base salary and reimburse him or her for expenses incurred through the date of termination of employment. We refer to the foregoing as the “accrued obligations.”

In addition to the accrued obligations, if Mr. Wolff’s employment with us were to be terminated by us without cause or by him for good reason, subject to him delivering to us a general release of claims in our favor, we would be obligated to pay him as severance an amount equal to one month of his base salary for every full year of full-time employment, subject to a minimum of six months and a maximum of nine months, payable in substantially equal installments on a bi-weekly basis over the applicable severance period, and we would be obligated to reimburse him for COBRA insurance premiums for a period of months equal to the number of months paid in severance. Mr. Wolff was employed with us for six years. Mr. Wolff was not entitled to receive any such severance payment or benefits

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upon the consummation of a qualifying change in control because his employment with us would automatically terminate upon the consummation of such qualifying change in control due to his resignation without good reason.

In addition to the accrued obligations, if Ms. Gurrola’s employment with us were to be terminated by us without cause or by her for good reason, subject to her delivering to us a general release of claims in our favor, we would be obligated to pay her as severance an amount equal to two months of her base salary, payable in one lump sum, plus the incentive compensation she is eligible to receive under the 2020 Incentive Plan, and if so paid, she will waive payment of such incentive compensation under the 2020 Incentive Plan. We also would be obligated to reimburse her for COBRA insurance premiums for a period of nine months.

In the event of a change in control and if the named executive officer were to be employed by us through the effective date of the change in control, then 100% of the then-unvested portion of the stock units and stock options we granted to each of Mr. Wolff and Ms. Gurrola then outstanding would vest and, as applicable, become exercisable as of immediately before such effective date.

The executive employment agreement with Dr. Federoff provides that if a termination without Cause or for Good Reason (each as defined in his employment agreement) occurs within three months before or twelve months after a Change in Control (as defined in his executive employment agreement), Dr. Federoff would become entitled to vesting in full of his equity awards based on assumptions set forth in the executive employment agreement. Any such severance benefits under the executive employment agreement are contingent on Dr. Federoff entering into and not revoking a general release of claims in favor of our company.

Other than as described above and the agreements that govern their equity awards, we do not have any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control or a change in the named executive officer’s responsibilities following a change in control.

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Outstanding Equity Awards at December 31, 2020

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2020.

			2020 Outstanding Equity Awards at Fiscal Year-End Option Awards				Stock Awards
Name	Date of Grant		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Allen Wolff	01/19/20	(1)	–	–	$–	–	46,875	$105,000
	03/19/19	(2)	–	–	$–	–	4,167	$9,334
	03/19/18	(2)	–	–	$–	–	1,250	$2,800
	03/23/15	(3)	10,000	–	$27.50	03/22/25	–	–
	12/29/14	(3)	5,000	–	$22.50	12/28/24	–	–
Sandra Gurrola	01/19/20	(1)	–	–	$–	–	15,625	$35,000
	03/19/19	(2)	–	–	$–	–	2,917	$6,534
	03/19/18	(2)	–	–	$–	–	250	$560
	05/25/16	(3)	500	–	$8.50	05/24/26	–	–
	03/23/15	(3)	4,000	–	$27.50	03/22/25	–	–
	09/08/14	(3)	1,000	–	$22.50	09/07/24	–	–
	04/08/13	(3)	200	–	$12.00	04/07/23	–	–
(1)	The restricted stock units vest at a rate of 12.50% of the shares subject to the award in eight substantially equal quarterly installments beginning on the three-month anniversary of the grant date.

(2)	The restricted stock units vest at a rate of 16.67% of the shares subject to the award on the six-month anniversary of the grant date and the remaining units vest in 30 substantially equal monthly installments thereafter.

(3)	The option vests and becomes exercisable at the rate of 25% of the shares underlying the option on the first anniversary of the option grant date, and the remaining shares underlying the option vest in 36 substantially equal monthly installments thereafter.

We account for stock-based payments including equity awards under our equity incentive plans in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. For a discussion regarding the effect of a change in control on certain equity awards held by Mr. Wolff and Ms. Gurrola, please see “Termination of Employment and Change-in-Control Arrangements” above.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2020 with respect to shares of common stock that may be issued under our equity plans and standalone option grants:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1) (c)
Equity compensation plans approved by stockholders	117,000	(2)	$21.76	100,000
Equity compensation plans not approved by stockholders(3)	—		—	85,000	(4)
Totals	117,000			185,000
(1)	Excludes securities reflected in column (a).

(2)	Includes (a) 33,000 shares issuable upon exercise of options and vesting of restricted stock units granted pursuant to the 2010 Performance Incentive Plan, as amended, and (b) 84,000 shares issuable upon exercise of options and vesting of restricted stock units granted pursuant to the 2019 Performance Incentive Plan. Both of those plans are broad-based incentive plans, which allow for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and cash awards to employees, consultants and non-employee directors.

(3)	Excludes 1,500,000 shares of common stock reserved for issuance under our 2021 Inducement Stock Incentive Plan, as approved by the board on May 20, 2021.

(4)	This plan allows for the issuance of non-qualified stock options to any prospective employee who has not previously been an employee or director of our company or who has not been employed for a bona fide period of time.
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Accounting Matters

Principal Independent Auditor Fees

The following table presents the aggregate fees billed for each of the last two fiscal years for professional services rendered by Squar Milner LLP and its successor Baker Tilly US, LLP:

	2020	2019
Audit Fees	$230,000	$176,000
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$230,000	$176,000

Audit Committee Pre-Approval Policies and Procedures

The audit committee has adopted a policy whereby all engagements of our independent auditor must be pre-approved by the audit committee. The audit committee has delegated to its chairman the authority to evaluate and approve engagements on behalf of the audit committee in the event that a need arises for pre-approval between committee meetings. If the chairman approves any such engagements, the chairman reports that approval to the full audit committee at the next audit committee meeting.

All audit and permitted non-audit and tax services must be pre-approved by the audit committee except for certain services other than audit, review or attest services that meet the “de minimis exception” under 17 CFR Section 210.2-01, namely:

•	the aggregate amount of fees paid for all such services is not more than 5% of the total fees paid by Company to its auditor during the fiscal year in which the services are provided;

•	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

•	such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

During 2020 and 2019, there were no such services that were performed pursuant to the “de minimis exception.”

Report of the Audit Committee

The audit committee of the board of directors consists entirely of members who meet the independence requirements of the listing standards of the NYSE American LLC Company Guide and the rules and regulations of the SEC, as determined by the board. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Brooklyn ImmunoTherapeutics, Inc., or Brooklyn. The Audit Committee operates under a written charter approved by the board. A copy of the current charter is available at https://investor.brooklynitx.com/overview/default.aspx.

Management is responsible for Brooklyn’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Brooklyn’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Brooklyn’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Brooklyn’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relied on the work and assurances of management, the internal audit group, and the independent auditor. Audit committee members do not serve as professional accountants or auditors for Brooklyn, and their functions are not intended to duplicate or certify the activities of Brooklyn’s management or independent auditor.

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None of the current members of the audit committee, or any of the other current directors of Brooklyn, served as a director of Brooklyn prior to Brooklyn’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, or the 2020 Form 10-K, or otherwise had any involvement in the consideration and review of the consolidated financial statements included in the 2020 Form 10-K. The following information is therefore necessarily based solely on the historical records of Brooklyn.

Consistent with its monitoring and oversight responsibilities, the audit committee met with management and Baker Tilly US, LLP, or Baker Tilly, the independent auditor of Brooklyn for the year ended December 31, 2020, to review and discuss the audited consolidated financial statements of Brooklyn as of and for the year ended December 31, 2020. The audit committee discussed with Baker Tilly the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”

The audit committee received from Baker Tilly the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the audit committee discussed with Baker Tilly that firm’s independence.

Management completed the documentation, testing and evaluation of Brooklyn’s system of internal control over financial reporting as of December 31, 2020 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The audit committee received periodic updates from management and Baker Tilly at audit committee meetings throughout the year and provided oversight of the process. Baker Tilly’s report included in the 2020 Form 10-K related to its audit of Brooklyn’s consolidated financial statements.

Based upon the audit committee’s discussions with management and Baker Tilly and the audit committee’s review of the information provided by, and the representations of, management and Baker Tilly, the audit committee approved the inclusion of Brooklyn’s audited consolidated financial statements as of and for the year ended December 31, 2020 in the 2020 Form 10-K.

Respectfully submitted by the members of the audit committee:

Dennis Langer (Chair)

Charles Cherington

Erich Mohr

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Communications with Directors

Stockholders may communicate directly with the board of directors or an individual director in writing by sending a letter to the board or an individual director in care of our Corporate Secretary at: Brooklyn ImmunoTherapeutics, Inc., Corporate Secretary c/o Board of Directors, 140 58th Street, Building A, Suite 2100, Brooklyn, New York 11220. In general, our corporate secretary will promptly forward the communication to the Chair of the Board or the director identified in the communication. However, we reserve the right not to forward any abusive, threatening or otherwise inappropriate materials.

Stockholder Proposals for 2022 Annual Meeting

In order for stockholder proposals for our 2022 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 140 58th Street, Building A, Suite 2100, Brooklyn, New York 11220, directed to the attention of our Corporate Secretary, no later than March  , 2022. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.

Our bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2022 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 140 58th Street, Building A, Suite 2100, Brooklyn, New York 11220, directed to the attention of our Corporate Secretary, no later than the close of business on May 22, 2022, nor earlier than the close of business on April 22, 2022. A copy of our bylaws is available at https://www.sec.gov/Archives/edgar/data/748592/000114036121011095/brhc10022537_ex3-4.htm.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit us to deliver one copy of the proxy materials, or one Notice of Internet Availability, to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the proxy materials or Notice of Internet Availability, was delivered may request a separate copy of the proxy materials, or Notice of Internet Availability, as applicable, by (a) sending a letter to Shareholder Services at Brooklyn ImmunoTherapeutics, Inc., 140 58th Street, Building A, Suite 2100, Brooklyn, New York 11220, to the attention of our Corporate Secretary, or (b) sending us an email at [EMAIL ADDRESS]. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the proxy materials or Notice of Internet Availability may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.

Other Matters

We will pay all expenses of preparing, printing and mailing the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors.

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Appendix A

Ratification Resolutions of the Board

WHEREAS, Section 204 (“DGCL Section 204”) of the General Corporation Law of the State of Delaware (the “DGCL”) provides that, if a “defective corporate act” or “putative stock” (as such terms are defined therein) of a corporation is ratified as provided in DGCL Section 204, it shall not be void or voidable solely as a result of a failure to authorize or effect an act or transaction in compliance with, among other things, any provision of the DGCL, any provision of the certificate of incorporation or bylaws of such corporation, or any disclosure set forth in any proxy or consent solicitation statement;

WHEREAS, on June 8, 2017, the Company filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) that authorized 15,000,000 shares of common stock, $0.005 par value per share (“Common Stock”), and 1,000,000 shares of preferred stock, $0.005 par value per share;

WHEREAS, on March 15, 2021, the Company held a special meeting of stockholders (the “Special Meeting”) at which, among other things, holders of Common Stock were asked to approve a Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) that would increase the number of authorized shares of Common Stock from 15,000,000 to 100,000,000;

WHEREAS, on March 25, 2021 following the Special Meeting, the Company filed the Certificate of Amendment with the Delaware Secretary of State, which purported to increase the number of authorized shares of Common Stock from 15,000,000 to 100,000,000 (the “Putative Stock Increase”), based on the Company’s determination that holders of a majority of the shares of Common Stock outstanding as of the record date of the Special Meeting had approved the Certificate of Amendment at the Special Meeting;

WHEREAS, the Company’s determination that the Certificate of Amendment had been approved by holders of Common Stock was made in reliance on guidance of the NYSE American permitting so-called “uninstructed” or “discretionary” broker votes on the matter, but the application of such guidance was inconsistent with statements made by the Company in the proxy statement/prospectus/consent solicitation statement dated February 8, 2021 with respect to the Special Meeting (forming a part of the Company’s registration statement on Form S-4, Registration No. 333‑249249, as amended) (the “Special Meeting Proxy Statement”) to the effect that “broker non-votes” would have the same effect as voting against the proposal to approve the Certificate of Amendment;

WHEREAS, subsequent to the Company’s filing of the Certificate of Amendment with the Delaware Secretary of State, the Company reflected additional putative issuances of Common Stock that resulted in the number of shares of Common Stock outstanding exceeding 15,000,000 (the number of shares of Common Stock authorized without giving effect to the Certificate of Amendment), including (a) the putative issuance of 39,999,760 shares of Common Stock on March 25, 2021 under the terms of the agreement and plan of merger and reorganization dated August 12, 2020 among the Company, BIT Merger Sub, Inc. and Brooklyn ImmunoTherapeutics LLC (the “Merger Agreement”) with respect to a merger approved at the Special Meeting, (b) the issuance of 56,041 shares of Common Stock on April 26, 2021, (c) the issuance of 700 shares of Common Stock on May 1, 2021, (d) the issuance of an aggregate of 1,071,695 shares of Common Stock between May 14, 2021 and May 19, 2021, and (e) such other putative issuances of Common Stock issued in accordance with authorization from the Board and its committees, as shall be set forth in a certificate of validation referenced below (collectively, (a) through (e), the “Putative Stock Issuances”); and

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WHEREAS, as permitted by Section 204, the Board desires to obtain ratification of the Putative Stock Increase and the Putative Stock Issuances;

Resolved:	The Putative Stock Increase and the Putative Stock Issuances may each constitute a “defective corporate act” within the meaning of clause (h)(1) of DGCL Section 204;

Resolved:
The nature of the potential “failures of authorization” within the meaning of clause (h)(2) of DGCL Section 204 with respect to the Putative Stock Increase is that (a) the proxy statement/prospectus/consent solicitation statement dated February 8, 2021 with respect to the Special Meeting failed to set forth accurately the treatment of votes of shares of Common Stock with respect to the approval of the Stock Increase Certificate of Amendment that were received from brokers who did not receive voting instructions from the beneficial owners of such shares and (b) if the standard for treatment of such uninstructed or discretionary broker votes had been applied to the proposal to approve the Stock Increase Certificate of Amendment, such proposal would not have received the number of votes of Common Stock required for approval;

Resolved:	The date of such defective corporate act with respect to the Putative Stock Increase is March 25, 2021;

Resolved:
With respect to the Putative Stock Issuances, (a) the number and type of putative shares issued and the dates upon which such putative shares were issued are, as of the date of this meeting, the putative issuance of (i) 39,999,760 shares of Common Stock on March 25, 2021 under the terms of Merger Agreement, (ii) the issuance of 56,041 shares of Common Stock on April 26, 2021, (iii) the issuance of 700 shares of Common Stock on May 1, 2021, and (iv) the issuance of an aggregate of 1,071,695 shares of Common Stock between May 14, 2021 and May 19, 2021, and (b) there may be additional putative shares issued following the date of this meeting upon authorization from the Board or its committees, in which case the number and type of putative shares issued and the dates upon which such putative shares are issued shall be set forth in a certificate of validation referenced below.

Resolved:
Pursuant to DGCL Section 204 and the common law, the Board approves and ratifies (a) the Putative Stock Increase effective as of the time of filing of the Certificate of Amendment with the Delaware Secretary of State on March 25, 2021, and (b) the Putative Stock Issuances as of the date of issuance as described in the immediately preceding resolution;

Resolved:
The Board recommends that the stockholders of the Company approve the ratification of the Putative Stock Increase and the Putative Stock Issuance; and that, pursuant to DGCL Section 204, the Chief Executive Officer and President is authorized and directed, for and on behalf of the Company, to take all action deemed necessary or appropriate to solicit the approval of the stockholders of the Company of these resolutions and any other matters related to the Putative Stock Increase and the Putative Stock Issuance necessary to be submitted to the stockholders for approval and adoption;

Resolved:
Pursuant to subsection (f) of DGCL Section 204, from and after the validation effective time (within the meaning of DGCL Section 204), (a) the Putative Stock Increase shall no longer be deemed void or voidable as a result of the defective authorization identified above, retroactive to the time of the related defective corporate acts identified above, and (b) each such share of putative stock shall be deemed to be an identical share of outstanding valid stock as of the time it was purportedly issued;

Resolved:
Upon approval of these resolutions by the stockholders of the Company entitled to vote pursuant to Section 204, the officers of the Company are severally authorized and directed, for and on behalf of the Company, to file (or cause to be filed) a certificate or certificates of validation with the Delaware Secretary of State with such exhibits thereto as are necessary to give effect to the foregoing resolutions, and to make such other filings, execute such other documents, and perform such other acts as may be deemed necessary or appropriate to carry out the purposes of the foregoing resolutions.

Resolved:
At any time before the effectiveness of an applicable certificate of validation, notwithstanding adoption of the foregoing or similar ratifying resolutions by the Company’s stockholders, the Board may abandon the resolutions without further action of the stockholders.

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Appendix B

Sections 204 and 205 of the Delaware General Corporation Law

§ 204. Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b) (1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

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(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) (A) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(B) Such defective corporate act did not result from a failure to comply with § 203 of this title; or

(2) As of the record date for determining the stockholders entitled to vote on the ratification of such defective corporate act, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

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Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

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A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and the second sentence of subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to § 13, §  14 or §  15(d) (15 U.S.C. § 78m, §  77n or §  78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;

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(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

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§ 205. Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

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(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

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Appendix C

Brooklyn ImmunoTherapeutics, Inc.
Restated 2020 Stock Incentive Plan

1.	ESTABLISHMENT, EFFECTIVE DATE AND TERM

Brooklyn Immuno~~t~~Therapeutics, Inc. (f/k/a NTN Buzztime, Inc.), a Delaware corporation (the “Company”), hereby establishes the Brooklyn Immuno~~t~~Therapeutics, Inc. Restated 2020 Stock Incentive Plan (the “Plan”). The “Effective Date” of the Plan shall be the later of: (a) the date the Plan was approved by the Board, and (b) the date the Plan was approved by the stockholders of the Company in accordance with the laws of the State of Delaware, or such later date as provided in the resolutions adopting the Plan; provided, however, that no Award may be granted unless and until the Plan has been approved by the stockholders of the Company. Unless earlier terminated pursuant to Section 15(k) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Appendix A attached hereto.

2.	PURPOSE

The purpose of the Plan is to enable the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the stockholders of the Company.

3.	ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, based on their importance to the business of the Company, pursuant to the terms of the Plan.

4.	ADMINISTRATION

(a)
Committee. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan and deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan. The Committee may, in its sole discretion, accelerate the vesting, exercisability or lapse of restrictions with respect to any Award, provided that the exercise of such discretion is not otherwise prohibited by the Plan or violates the requirements of the Code.

(b)
Delegation to Officers or Employees. The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan. The Committee may delegate authority to officers or employees of the Company to grant Awards and execute Award Agreements or other documents on behalf of the Committee in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose in accordance with applicable law and to the extent that such delegation will not result in the loss of an exemption under Rule 16b‑3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not result in a related-person transaction with an executive officer required to be disclosed under Item 404(a) of Regulation S-K (in accordance with Instruction 5.a.ii thereunder) under the Exchange Act.

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(c)
Designation of Advisors. The Committee may designate professional advisors to assist the Committee in the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(d)
Participants Outside the U.S. In order to conform with the provisions of local laws and regulations of foreign countries which may affect the Awards or the Participants, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(e)
Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and its Certificate of Incorporation and Bylaws, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under other agreements, applicable law or under the Certificate of Incorporation or Bylaws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

5.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN

(a)
Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be initially issued pursuant to Awards granted under the Plan shall be equal to the sum of (i) ~~3,368,804~~8,484,936 shares and (ii) an annual increase on January 1 of each year beginning in 2022 and ending in (and including) 2031 equal to the lesser of (A) 5% of the number of shares of Common Stock outstanding ~~(on an as-converted basis)~~ on December 31 of the immediately preceding year and (B) such smaller number of shares of Common Stock as may be determined by the Board.

(b)	Certain Limitations on Specific Types of Awards. The granting of Awards under this Plan shall be subject to the following limitations:

i.
With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of ~~3,368,804~~8,484,936 shares may be subject to grants of Incentive Stock Options, provided that notwithstanding the foregoing, shares of Common Stock added to the Plan pursuant to Section 5(a)(ii) shall be available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such.

ii.
With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of ~~3,368,804~~8,484,936 of such shares may be issued in connection with Awards, other than Options and Stock Appreciation Rights, that are settled in Common Stock, provided that notwithstanding the foregoing, shares of Common Stock added to the Plan pursuant to Section 5(a)(ii) shall be available for issuance in connection with Awards, other than Options and Stock Appreciation Rights, that are settled in Common Stock.

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(c)
Reduction of Shares Available for Awards. Upon the granting of an Award, the number of shares of Common Stock available for issuance under this Section for the granting of further Awards shall be reduced as follows:

i.
In connection with the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option or Stock Appreciation Right;

ii.
In connection with the granting of an Award that is settled in Common Stock, other than the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Award; and

iii.	Awards settled in cash or property other than Common Stock shall not count against the total number of shares of Common Stock available to be granted pursuant to the Plan.

(d)
Cancelled, Forfeited or Surrendered Awards. Notwithstanding anything to the contrary in this Plan, if any Award is cancelled, forfeited or terminated for any reason prior to exercise, delivery or becoming vested in full, the shares of Common Stock that were subject to such Award shall, to the extent cancelled, forfeited or terminated, immediately become available for future Awards granted under this Plan, as if said Awards had never been granted; provided, however, that any shares of Common Stock subject to an Award which is cancelled, forfeited or terminated in order to pay the exercise price of a stock option, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under this Plan.

(e)
Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee including to: (i) the limits with respect to number and kind of shares (including, but not limited to, the limits of the number of shares of Common Stock described in Section 5(a)), (ii) the calculation of the reduction of shares of Common Stock available under the Plan, (iii) the number and kind of shares of Common Stock issuable pursuant to outstanding Awards granted under the Plan and/or (iv) the Exercise Price of outstanding Options or Stock Appreciation Rights granted under the Plan. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(e), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 5(e) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

6.	OPTIONS

(a)
Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in this Section.

(b)
Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-Qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-Qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

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(c)
Exercise Price. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d)
Limitation on Option Period. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

(e)	Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

i.	A maximum of ~~3,368,804~~8,484,936 shares may be subject to grants of Incentive Stock Options.

ii.
Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

iii.
Minimum Exercise Price. In no event may the Exercise Price of a share of Common Stock subject an Incentive Stock Option be less than 100% of the Fair Market Value of such share of Common Stock on the Grant Date.

iv.
Ten Percent Stockholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, such Incentive Stock Options (i) must have an Exercise Price per share of Common Stock that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(f)
Vesting Schedule and Conditions. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Plan and in the Award Agreement relating thereto. Except as otherwise provided by the Committee, Options covered by any Award under this Plan that are subject solely to a future service requirement shall vest, subject to Sections 10, 12 and 13 of the Plan, as follows: (i) 20% of the Options subject to an Award shall vest immediately upon the Grant Date; and (ii) the remaining 80% of the Options subject to an Award shall vest over the four-year period immediately following the Grant Date in equal annual increments of 20%, with one increment vesting on each anniversary date of the Grant Date.

(g)
Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to the Company a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. Said notice must be delivered to the Company at its principal office and addressed to the attention of the Chief Financial Officer. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

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(h)	Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

i.	by cash, certified or cashier’s check, bank draft or money order;

ii.
through the delivery to the Company of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the Company incurring any liability under Section 16(b) of the Exchange Act; or

iii.
by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit, including, but not limited to through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

(i)
Termination of Employment. Unless otherwise provided in an Award Agreement, upon the termination of the employment and other service of a Participant with the Company Group for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment and other service of a Participant with the Company Group for any reason (i) any unvested Options held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment and other service, and/or (ii) a Participant or the Participant’s estate, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment and other service and prior to the termination of the Option pursuant to its terms that are unrelated to termination of service. Unless otherwise determined by the Committee, temporary absence from employment and other service because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

i.
Termination for Reason other than Cause, Disability or Death. If a Participant’s termination of employment and other service is for any reason other than death, Disability, Cause and other service by the Company for Cause, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

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ii.
Disability. If a Participant’s termination of employment and other service with the Company is by reason of a Disability of such Participant, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

iii.
Death. If a Participant dies while in the employment or other service of the Company, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

iv.
Termination for Cause. In the event the termination is for Cause, any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

7.	STOCK APPRECIATION RIGHTS

(a)
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts and on such terms and conditions, as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b)
Terms and Conditions of Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the Exercise Price, exercise period, repricing and termination) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option.

(c)
Exercise of Stock Appreciation Rights. Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the Chief Executive Officer or the Chief Financial Officer of the Company, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(d)
Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

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8.	RESTRICTED STOCK

(a)
Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock shall satisfy the requirements as set forth in this Section.

(b)
Restrictions. The Committee shall impose such restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, time-based vesting restrictions or the attainment of Performance Goals. Except as otherwise provided by the Committee in its sole and absolute discretion and subject to Sections 10, 12 and 13 of the Plan, Restricted Stock covered by any Award under this Plan that are subject solely to a future service requirement shall vest over the four-year period immediately following the Grant Date in equal annual increments of 25%, with one increment vesting on each anniversary date of the Grant Date.

(c)
Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“Shares of stock represented by this certificate are subject to certain terms, conditions, and restrictions on transfer as set forth in the Brooklyn Immuno Therapeutics, Inc. Restated 2020 Stock Incentive Plan (the “Plan”), and in an agreement entered into by and between the registered owner of such shares and Brooklyn Immuno Therapeutics, Inc. (the “Company”), dated , 202_ (the “Award Agreement”). A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”

(d)
Removal of Restrictions. Except as otherwise provided in the Plan or the Award Agreement, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock, if any.

(e)
Stockholder Rights. Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. All dividends and distributions shall be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Restricted Stock have lapsed. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(f)
Termination of Service. Unless otherwise provided in an Award Agreement, if a Participant’s employment and other service with the Company terminates for any reason, all unvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by the Company with respect to such Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding this paragraph, all grants of Restricted Stock that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9 as if such grants of Restricted Stock were Awards of Performance Shares, to the extent such terms and conditions are applicable to shares of Restricted Stock. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment and other service of a Participant with the Company for any reason, any unvested shares of Restricted Stock held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment and other service.

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9.	PERFORMANCE SHARES, PERFORMANCE UNITS AND RSUs

(a)
Grant of Performance Shares, Performance Units and RSUs. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares, Performance Units and RSUs, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share, a Performance Unit or an RSU shall satisfy the requirements as set forth in this Section.

(b)
Performance Goals. Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, the Company’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax profits including, without limitation, that attributable to the Company’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, the Company’s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, the Company’s operational costs, or a component thereof; (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of the Company’s long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from the Company’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, the Company’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, the Company’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of the Company’s Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization); and/or attainment of synergies and cost reductions in connection with mergers, acquisitions and similar corporate transactions involving the Company. In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of the Company of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by the Company (or a subsidiary, division, facility or other operational unit of the Company) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

(c)	Terms and Conditions.

i.
Performance Shares and Performance Units. The applicable Award Agreement shall set forth (A) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (B) the Performance Period and Performance Goals with respect to each such Award; (C) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals; and (D) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance; Unit granted hereunder. Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical. Unless otherwise provided in an Award Agreement, a holder of Performance Shares or Performance Units is not entitled to the rights of a holder of Common Stock.

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ii.
RSUs. The applicable Award Agreement shall set forth such terms and conditions with respect to the RSUs as the Committee may impose, including restrictions on transferability, risk of forfeiture and other restrictions, if any, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter.

(d)	Determination and Payment.

i.
Performance Shares or Performance Units Earned. Following the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. Unless otherwise provided in the Award Agreement, the payment with respect to Performance Shares or Performance Units shall be made within 60 days following the end of the applicable Performance Period. Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of Common Stock, or in a combination thereof.

ii.	RSUs. Unless provided otherwise in the Award Agreement, Restricted Stock Units shall be paid within 60 days following the date on which the restrictions on the RSUs lapse.

(e)
Termination of Employment. Unless otherwise provided in an Award Agreement, if a Participant’s employment and other service with the Company terminates for any reason, all of the Participant’s outstanding RSUs that remain subject to restrictions as of the date of such termination shall be forfeited and Performance Shares and Performance Units shall be subject to the rules of paragraph (i) and (ii) of this Section 9(e).

i.
Termination for Reason Other Than Death or Disability. If a Participant’s employment or other service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability, the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

ii.
Termination of Employment for Death or Disability. If a Participant’s employment or other service with the Company terminates by reason of the Participant’s death or Disability prior to the end of a Performance Period, the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant’s outstanding Performance Units and Performance Shares, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of full months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or other service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The remaining Performance Units or Performance Shares and any rights with respect thereto shall be canceled and forfeited.

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10.	VESTING OF AWARD GRANTS TO NON-EMPLOYEE DIRECTORS

Notwithstanding the minimum vesting provisions in Section 6(f) and 8(b) of the Plan, any Award granted to a Non-Employee Director in lieu of cash compensation shall not be subject to any minimum vesting requirements.

11.	OTHER AWARDS

Awards of shares of Common Stock, phantom stock and other Awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such Awards may be issued in satisfaction of Awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual. In addition, such Awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such Award, including conditioning such Awards on achievement of Performance Goals. Each such Award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the Award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

12.	CHANGE IN CONTROL

Upon the occurrence of a Change in Control of the Company, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, (iii) that all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof, if applicable, (iv) provide that, in connection with a liquidation or dissolution of the Company, Awards, to the extent vested, shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable), (v) accelerate the vesting of Awards, and (vi) any combination of the foregoing. In the event that the Committee does not terminate or convert an Award upon a Change in Control of the Company, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

13.	CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one year, subject to the terms of the Award Agreement and this Plan; and/or (iii) treat the employment or other services of a Participant performing services for such entity or business unit as terminated if such Participant is not employed by Company or any entity that is a part of the Company immediately after such event.

14.	REQUIREMENTS OF LAW

(a)
Violations of Law. The Company shall not be required to make any payments, sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto, or the grant of an Award to comply with any law or regulation of any governmental authority.

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(b)
Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c)
Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person’s wages or compensation due to such person; or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)	Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

15.	GENERAL PROVISIONS

(a)
Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters). The terms of each Award Agreement need not be identical for Eligible Individuals provided that each Award Agreement shall comply with the terms of the Plan.

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(b)
Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant and sales transactions to persons other than the Company). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b). In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

(c)
Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be deemed to be equal to the par value of a share of Common Stock.

(d)
Deferral of Awards. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of an Award, receipt of all or a portion of the shares of Common Stock or cash subject to such Award and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine. The Committee shall not permit the deferral of an Award unless counsel for the Company determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a stockholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(e)
Prospective Employees. Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(f)
Stockholder Rights. Except as expressly provided in the Plan or an Award Agreement, a Participant shall not have any of the rights of a stockholder with respect to Common Stock subject to the Awards prior to satisfaction of all conditions relating to the issuance of such Common Stock, and no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(g)
Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee; provided, however, that the Participant will not directly or indirectly receive any payment of value in connection with the transfer of the Award. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

C-12

(h)
Buyout and Settlement Provisions. Except as prohibited hereunder, the Committee may at any time on behalf of the Company offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(i)	Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of Company.

(j)	Modification or Substitution of an Award.

i.
Generally. Subject to the terms and conditions of the Plan, the Award Agreement and applicable law (including the Code), the Committee may modify outstanding Awards, provided that, except as permitted in the Plan or the applicable Award Agreement, no modification of an Award shall materially adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

ii.
Limitation on Repricing. Unless such action is approved by the Company’s shareholders in accordance with applicable law: (i) no outstanding Option or Stock Appreciation Right granted under the Plan may be amended to provide an Exercise Price that is lower than the then-current Exercise Price of such outstanding Option or Stock Appreciation Right (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 12); (ii) the Committee may not cancel any outstanding Option or Stock Appreciation Right when its Exercise Price is equal to or greater than the Fair Market Value of the underlying Common Stock and grant in substitution therefore new Awards, equity, cash or other property (other than adjustments pursuant to Section 12); (iii) the Committee may not authorize the repurchase of an outstanding Option or Stock Appreciation Right which has an Exercise Price that is higher than the then-current fair market value of the Common Stock (other than adjustments pursuant to Section 12); (iv) the Committee may not cancel any outstanding Option or Stock Appreciation Right and grant in substitution therefore new Awards as part of a strategy to materially enhance the position of the holder of such Options or Stock Appreciation Rights with respect to their value as of the time of such substitution (other than adjustments pursuant to Section 12), and (v) the Committee may not take any other action that is treated as a repricing under generally accepted accounting principles (other than adjustments pursuant to Sections 5(e) and 12). A cancellation and exchange or substitution described in clauses (ii) and (iv) of the preceding sentence will be considered a repricing regardless of whether the Option, Restricted Stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Participant.

(k)
Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval of the stockholders of the Company in accordance with applicable law and the Articles of Incorporation and Bylaws of the Company shall be required for any amendment (other than those permitted under Section 5 or 12): (i) that changes the class of individuals eligible to receive Awards under the Plan; (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 12 hereof); (iii) the approval of which is necessary to comply with federal or state law (including without limitation Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded; or (iv) that proposes to eliminate a requirement provided herein that the stockholders of the Company must approve an action to be undertaken under the Plan. Except as expressly provided in the Plan, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

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(l)
Section 409A of the Code. The Award Agreement for any Award that the Committee reasonably determines to constitute “nonqualified” deferred compensation plan” under Code Section 409A (a “Section 409A Plan”), and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Code Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Code Section 409A. If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Code Section 409A:

i.
Payments under the Section 409A Plan may not be made earlier than (A) the Participant’s “separation from service”, (B) the date the Participant becomes “disabled”, (C) the Participant’s death, (D) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (E) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets: of the corporation, or (F) the occurrence of an “unforeseeable emergency”;

ii.
The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

iii.	Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Code Section 409A(a)(4); and

iv.
In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

v.
For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Code Section 409A, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Code Section 409A that are applicable to the Award.

(m)
Notification of 83(b) Election. If in connection with the grant of any Award, any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten days of filing such election with the Internal Revenue Service.

(n)
Detrimental Activity. All Awards shall be subject to cancellation by the Committee in accordance with the terms of this Section 15(n) if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity at any time prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall, upon the recommendation of the Committee, in its sole and absolute discretion, be entitled to (i) immediately terminate and cancel any Awards held by the Participant that have not yet been exercised, and/or (ii) with respect to Awards of the Participant that have been previously exercised, recover from the Participant at any time within two years after such exercise but prior to a Change in Control (and the Participant shall be obligated to pay over to the Company with respect to any such Award previously held by such Participant): (A) with respect to any Options exercised, an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (B) with respect to any Award other than an Option, any shares of Common Stock granted and vested pursuant to such Award, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (C) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award. Without limiting the generality of the foregoing, in the event that a Participant engages in any Detrimental Activity at any time prior to any exercise of an Award and the Company exercises its remedies pursuant to this Section 15(n) following the exercise of such Award, such exercise shall be treated as having been null and void, provided that the Company will nevertheless be entitled to recover the amounts referenced above.

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(o)
Disclaimer of Rights. No provision in the Plan, any Award granted hereunder, or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(p)
Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(q)
Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its sole and absolute discretion determines desirable.

(r)
Other Benefits. No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

(s)	Headings. The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(t)
Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(u)
Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

(v)
Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(w)
Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to the Company, to its principal place of business, attention: Chief Financial Officer and if to the holder of an Award, to the address as appearing on the records of the Company.

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APPENDIX A

DEFINITIONS

“Award” means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, RSUs, Stock Appreciation Right or any other award granted pursuant to the Plan.

“Award Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

“Board” means the board of directors of the Company.

“Cause” means, with respect to a termination of employment or other service with the Company Group, a termination of employment or other service due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company Group, including a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company Group for Cause (without regard to any notice or cure period requirement); provided, however, that if the Participant and the Company Group have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

“Change in Control” shall be deemed to occur upon occurrence of any of the following after the Effective Date:

(a)	any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock of the Company is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;

(b)
during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)
a merger, consolidation, reorganization, or other business combination of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than twenty-five percent (25%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or

(d)
complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the stockholders of the Company.

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However, to the extent that Code Section 409A would cause an adverse tax consequence to a Participant using the above definition, the term “Change in Control” shall have the meaning ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Regulation 1.409A-3(g)(5), as revised from time to time in subsequent regulations, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

“Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of the Company. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. If no Committee exists, the functions of the Committee will be exercised by the Board. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

“Common Stock” means the common stock, par value $0.005 per share, of the Company or any other security into which such common stock shall be changed as contemplated by the adjustment provisions of the Plan.

“Company Group” means Brooklyn Immuno~~t~~Therapeutics, Inc. (f/k/a NTN Buzztime, Inc.), a Delaware corporation, any subsidiary of Brooklyn Immuno~~t~~Therapeutics, Inc. and all other entities whose financial statements are required to be consolidated with the financial statements of Brooklyn ImmunoTherapeutics, Inc. pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of Brooklyn Immuno~~t~~Therapeutics, Inc. as determined by the Committee in its sole and absolute discretion. Company Group’s composition may not be the same for different purposes or Awards under the Plan.

“Covered Individual” means any current or former member of the Committee, any current or former officer or director of the Company, or, if so determined by the Committee in its sole discretion, any individual designated pursuant to Section 4(c).

“Detrimental Activity” means any of the following: (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant’s employment or service with the Company; (ii) activity while employed or providing services that is classified by the Company as a basis for a termination for Cause; (iii) the Participant’s Disparagement, or inducement of others to do so, of the Company or its past or present officers, directors, employees or services; or (iv) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to the interests of the Company. For purposes of subparagraph (i) above, the Chief Executive Officer of the Company shall have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

“Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.
C-17

“Disparagement” means making any comments or statements to the press, the Company’s employees, clients or any other individuals or entities with whom the Company has a business relationship, which could adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

“Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.
“Effective Date” shall mean the Effective Date as defined in Section 1 of the Plan.

“Eligible Individual” means any employee, officer, director (employee or non-employee director), consultant, or independent contractor of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price per share of each share of Common Stock subject to an Award.

“Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the day immediately prior to such date (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the Financial Industry Regulatory Authority, Inc. on which the Common Stock is listed or traded. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the Financial Industry Regulatory Authority, Inc., the Fair Market Value shall be determined in good faith by the Committee.

“Grant Date” means, unless otherwise provided by applicable law, the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Non-Employee Director” means a director of the Company who is not an active employee of the Company.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means an option to purchase Common Stock granted pursuant to Sections 6 of the Plan.

“Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

“Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award.

“Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

“Performance Share” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.
C-18

“Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

“Person” shall mean any person, corporation, partnership, limited liability company, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or subsidiary of the Company.

“Plan” means this Brooklyn Immuno~~t~~Therapeutics, Inc. Restated 2020 Stock Incentive Plan.

“Prospective Employee” means any individual who has committed to become an employee or independent contractor of the Company within sixty (60) days from the date an Award is granted to such individual.

“Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

“RSU” means a right, granted under Section 9 hereof, to receive Common Stock at the end of a specified period.

“Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

“Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

“Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.
C-19

Appendix D

BROOKLYN IMMUNOTHERAPEUTICS, INC.

2021 Annual Meeting of Stockholders

Rules of Conduct and Procedures

Welcome to the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Brooklyn ImmunoTherapeutics, Inc. (the “Company”). In the interest of providing a fair and informative Annual Meeting, participants are required to honor the following Rules of Conduct and Procedures:

1.	The Company’s bylaws describe requirements for meetings of our stockholders, and the Annual Meeting will be conducted consistent with those requirements.

2.	The Chair of the Company’s Board of Directors will serve as the chair of the Annual Meeting (the “Chair”) and will have the authority and discretion necessary to preside over the Annual Meeting, including following adjournment of the formal business of the Annual Meeting. In the event of disorder, technical malfunction or any other issue that disrupts the Annual Meeting, the Chair may adjourn, recess or expedite the Annual Meeting or take such other action that he determines is appropriate in light of the circumstances. In the event of any question of conduct or procedures that is not addressed expressly and clearly by these Rules of Conduct and Procedure, the Chair is authorized to address the question in such manner as he determines, in his reasonable judgment, to be in the best interest of conducting a fair and informative Annual Meeting consistent with the purposes of the Annual Meeting.

3.	The Annual Meeting is a virtual-only meeting. The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders.

4.	Participants may access a live webcast of the Annual Meeting, and stockholders may submit questions and vote their shares, at virtualshareholdermeeting.com/BTX2021.

5.	Each stockholder of record as of 5 p.m., Eastern time, on June 21, 2021 may log into the webcast by entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or proxy card received from the Company. If you have voted your shares prior to the start of the Annual Meeting, your vote has been received by the Company’s inspector of elections and there is no need to vote those shares during the Annual Meeting, unless you wish to revoke or change your vote.

6.	The Meeting will begin at 9:00 a.m., Eastern time, on August 20, 2021. The only business to be conducted at the Annual Meeting will consist of the consideration of, and voting on, the proposal set forth in the Proxy Statement for the Annual Meeting.

7.	If a stockholder has a question about the proposal to be voted on at the Annual Meeting as set forth in the Company’s 2021 Proxy Statement, the question may be submitted in the field provided in the web portal at or before the time the matters are presented for consideration at the Annual Meeting. We will answer questions on the proposal set forth in the Company’s Proxy Statement to be voted on by the stockholders at the Annual Meeting before voting is closed. During this period, the Company will not permit discussions or questions that are not relevant or pertinent to the agenda matter then being discussed, as determined by the Chair in his reasonable judgment.

D-1

8.	Following adjournment of the formal business of the Annual Meeting, the Company’s management will give a presentation about the Company’s business. At the conclusion of this presentation, the Company will address appropriate general questions from stockholders regarding the Company. The following rules will apply to this process:

a.	To ensure that as many stockholders as possible are able to ask questions, each stockholder will be permitted to submit no more than two questions. Questions must be succinct and cover a single topic. All questions will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language.

b.	We will answer questions in the order received, except that:

i.	Questions from multiple stockholders related to the same topic or that are otherwise related may be grouped and answered together.

ii.	Any second question from a stockholder will be deferred until such time as all appropriate first questions from stockholders have been addressed.

iii.	If more questions are presented than time permits to be answered, the list of questions to be considered will be shortened by removing from the list: first, any question determined by the Chair to be substantially duplicative of another question that has been discussed; second, any question presented by a stockholder whose first question has been discussed; and, third, the last submitted questions (ordered by time received).

c.	The views, questions and constructive comments of all stockholders are valued and welcomed. The purpose of the Annual Meeting must be observed, however, and the Company will not permit questions that:

i.	are not relevant or pertinent to the business of the Company;

ii.	are related to material non-public information of the Company;

iii.	are related to pending or threatened litigation or investigations;

iv.	are in furtherance of a stockholder’s personal or business interests;

v.	are repetitious of statements made by another stockholder;

vi.	are related to personal grievances;

vii.	include derogatory references to individuals or are otherwise in bad taste; or

viii.	are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair in his reasonable judgment.

9.	If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at [email].

10.	Recording of the Annual Meeting is prohibited without the prior written permission of the Company. A webcast playback of the Annual Meeting will be available at https://investor.brooklynitx.com/overview/default.aspx within approximately 24 hours after the completion of the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2022. The webcast playback will include each stockholder question addressed during the Annual Meeting.

11.	A violation of any of the above conduct requirements will be cause for dismissal from the Annual Meeting.

THANK YOU FOR YOUR COOPERATION AND FOR JOINING THE ANNUAL MEETING.

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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on August 19, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BTX2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on August 19, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55905-P57884

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BROOKLYN IMMUNOTHERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Charles Cherington	☐	☐
1b. Howard J. Federoff	☐	☐
1c. Luba Greenwood	☐	☐
1d. Dennis H. Langer	☐	☐
1e. Erich Mohr	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice and Proxy Statement and 2020 Annual Report are available at www.proxyvote.com

D55906-P57884

BROOKLYN IMMUNOTHERAPEUTICS, INC.
Annual Meeting of Stockholders
August 20, 2021 9:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Charles Cherington and Howard J. Federoff, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of Brooklyn ImmunoTherapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, ET on August 20, 2021, at the virtual-only meeting at www.virtualshareholdermeeting.com/BTX2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side